STATEMENT OF ADDITIONAL INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio — Investor Class and Premium Class
TDAM U.S. Government Portfolio — Investor Class
TDAM Municipal Portfolio — Investor Class
TDAM California Municipal Money Market Portfolio — Investor Class
TDAM New York Municipal Money Market Portfolio — Investor Class

dated February 27, 2009
As supplemented April 9, 2009

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 28, 2009 (the “Prospectus”) for the Investor Class and Premium Class of the TDAM Money Market Portfolio (the “Money Market Portfolio”), and the Investor Class of each of the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”), each a series (each a “Portfolio”) of TD Asset Management USA Funds Inc. (the “Company”). This SAI relates solely to the Investor Class of each Portfolio and the Premium Class of the Money Market Portfolio (collectively, the “Classes”). The Prospectus is incorporated by reference into this SAI.

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2008, including the independent registered public accounting firm’s report thereon, are included in the Portfolios’ Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to the Company at TD Asset Management USA Funds Inc., c/o TD AMERITRADE, Inc., P.O. Box 2209, Omaha, NE 68103-2209, call (800) 669-3900, or visit the following website: http://tdamusa.com.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

INFORMATION ABOUT CALIFORNIA	21

INFORMATION ABOUT NEW YORK	35

DISCLOSURE OF PORTFOLIO HOLDINGS	59

PORTFOLIO TRANSACTIONS	60

MANAGEMENT OF THE COMPANY	61

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	68

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	75

DIVIDENDS AND TAXES	85

SHARE PRICE CALCULATION	91

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	92

SHAREHOLDER INFORMATION	93

ANNEX A — RATINGS OF INVESTMENTS	95

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GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Portfolio offers two or more classes of shares. This SAI pertains to the Investor Class of each Portfolio and the Premium Class of the Money Market Portfolio.

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio is “diversified” as that term is defined in the Investment Company Act. Each of the California Portfolio and the New York Portfolio is “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio or Class means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio or Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio or Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

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Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 331/3% of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to

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comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by

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corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A — Ratings of Investments.”

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price. Since mid-2008, many providers of credit enhancement facilities have experienced ratings downgrades as part of the credit crisis that has been experienced in the United States as well as internationally.

Foreign Securities

Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not

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bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, on September 7, 2008, due to the value of Fannie Mae’s and Freddie Mac’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. The U.S. government also took steps to provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Illiquid Securities

Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the

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security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Neither the California Portfolio nor the New York Portfolio have purchased Auction Rate Securities as part of the 10% limit on illiquid securities and it is not expected that either Portfolio will be purchasing Auction Rate Securities in the future.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, each Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other

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shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal

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securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. However, pursuant to the American Recovery and Reinvestment Act of 2009, no bond issued after December 31, 2008, and before January 1, 2011, will be considered a private activity bond.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a

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future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

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From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board of Directors would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

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Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features. Since mid-2008, many providers of liquidity facilities have experienced ratings downgrades as part of the credit crisis that has been experienced in the United States as well as internationally.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

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Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A — Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio must limit investment in second tier “conduit securities” (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio’s total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

Section 4(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an

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exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and

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the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes and, in the case of the California Portfolio and the New York Portfolio, to California state or New York state (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

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Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

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Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

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(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental

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investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

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INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the “State”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the California Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the California Portfolio.

Overview

California, as the rest of the nation, is mired in a severe economic recession at the start of 2009. Starting in late 2007 the housing sector in California started to slump, and California has had some of the areas most heavily affected by home foreclosures and drop in housing prices. Job losses across a wide range of economic sectors accelerated during 2008 and appear to be continuing. The State’s unemployment rate went from 5.9% at the start of 2008 to over 10% at the start of 2009.

The poor economy, large losses in stock markets and falling home values on which property taxes are based have all led to a dramatic reduction in tax revenues of all categories at both the state and local levels, as compared to projections made at the start of the 2008-09 fiscal year (July 1, 2008). In November, 2008, the Governor announced that despite the enactment in mid-September, 2008 of a 2008-09 budget which was supposed to be in balance, new projections showed that a budget gap between expected revenues and expenditure obligations if no action was taken, would be in excess of $40 billion for the two fiscal years 2008-09 and 2009-10. The Governor called the Legislature into special session to address the budget problem, but resistance by certain legislators to tax increases led to a stalemate lasting until mid-February, 2009. At that time a budget compromise was finally reached which could obtain 2/3 majority votes in both houses of the Legislature, which was designed to bridge the gap by a combination of expenditure reductions, revenue increases, application of federal economic stimulus moneys and some borrowing. (See below for details on the budget package.) Significant elements of the budget package (including a proposed $5 billion borrowing against future revenues from the State Lottery) will depend on voter action; six fiscal measures will be voted upon at a special statewide election to be held on May 19, 2009.

The sharp drop in revenues at the start of the 2008-09 fiscal year led to a cash shortfall for the State General Fund. The long delay in adopting a budget, combined with severe disruptions in the municipal bond and other capital markets starting in the fall of 2008, prevented the State from selling long-term bonds and limited its ability to sell short-term revenue anticipation notes. As a result, the State stopped using internal funds to finance construction projects which had been approved by the voters for general obligation bonds in December 2008, because funds were no longer available and there were no bond proceeds to repay the internal loans. At the start of February, 2009, the State Controller started to defer making payments of State obligations, including tax refunds, payments to vendors and payments to counties for social service programs. Adoption of the budget package in mid-February has allowed the Controller to catch up on these deferred payments in March, 2009, but the State was seeking to sell additional

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short-term cash flow notes to cover an expected cash shortfall at the beginning of April, 2009. While the State expects it can meet all its cash requirements through June, 2009, it will face very serious cash flow pressures starting in July, 2009 and will have to access external markets and take other cash management steps to be able to pay all its ongoing obligations in the 2009-10 fiscal year. Despite these cash pressures, State officials have emphasized that payments of debt service on State bonds have a very high priority and are expected to be made on time in any circumstances.

In mid-March, 2009 the State’s Legislative Analyst reported that it projected that the economy would be weaker and recovery would take longer than had been projected at the time the mid-February budget package was adopted. The Analyst projected that revenues in fiscal 2009-10 would be about $8 billion lower than previous projections, leaving the 2009-10 budget at least $6 billion out of balance (assuming no reserve) without further actions. The Administration will release its updated revenue projections in late May or early June, and will present its proposals to close any identified budget gap.

Expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. These pressures will be greater now that more reductions in State aid have been adopted as part of the 2009 budget solutions, particularly for schools and social services. Furthermore, local tax revenues, especially property taxes and sales taxes, will be significantly lower than expected. One city, Vallejo, in Solano County, has entered bankruptcy under Chapter 9 of the federal bankruptcy code, and there can be no assurance other cities or counties may not have to follow suit.

Economic Factors

California’s economy is the largest among the 50 states and one of the largest 8 in the world. The State’s population of about 38.1 million (July 1, 2008 estimate) represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990’s due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. Typically during periods of economic recession, there is a net outflow of population with the other 49 states, but foreign immigration and births result in an overall populations increase. California’s population is perhaps the most diverse in the nation, with no single ethnic group having a majority in the State. The Hispanic population is expected to be the largest ethnic group in the State within 10 years.

Total personal income in the State, at an estimated $1,519 billion in 2007, accounts for about 13% of all personal income in the nation. Total civilian employment was over 17.2 million in 2007 (estimated), the majority of which is in the service, trade and manufacturing sectors. However, the State lost more than 150,000 jobs during 2008.

As stated in “Overview” above, in early 2009 the State’s economy is in a severe downturn, marked by job losses, limited credit availability, shrinking investment values, very low level of new home construction, reduced commercial and nonresidential construction, falling home prices in most parts of the State, high rates of foreclosure in certain areas (particularly interior counties and the Central Valley), and a sharp reduction in consumer spending, including a large drop in automobile sales. By early 2009 home sales were higher than year earlier figures, as the large inventory of bank-owned property was being sold at much depressed prices. New home sales were still anemic. Exports held up in the earlier part of 2008, but fell sharply in the last quarter of 2008 as the worldwide economic slowdown affected countries which have been purchasing California goods. The State Department of Finance predicts stagnant or negative economic growth in 2009, with slow growth starting only late in 2009 or in 2010. The State unemployment rate reached 10.5% in February, 2009, the highest rate in more than 25 years.

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Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related”for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

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The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was about $16.9 billion below the limit in 2007-08, and will be about $21.3 billion below its limit in 2008-09.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2009, the State had outstanding approximately

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$46 billion of long-term general obligation bonds and $7.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $10.5 billion of general obligation bonds which were supported by other revenues, including economic recovery bonds payable from a special sales tax. As of January 1, 2009 the State had about $67.7 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $11.5 billion of authorized and unissued lease-purchase debt. In the 2007-08 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.67% of General Fund revenues. See also “Bond Ratings” below.

In light of the substantial new bond authorizations approved by the voters and the Legislature since 2006 (totaling about $60 billion), issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase substantially in coming years. However, the exact amount which may be issued will depend on market conditions, the rating of State bonds, and other factors. The State did not issue any general obligation or lease-revenue bonds between July, 2008 and February, 2009, pending resolution of budget difficulties, but expects to re-enter the market in March, 2009.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than the State’s general obligation bonds. The State’s Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State’s faith and credit or taxing power.

Recent Financial Results

The principal sources of General Fund tax revenues in 2007-08 were the California personal income tax (53 percent of total tax revenues), the sales and use tax (26 percent), and the corporation tax (12 percent). A large portion of personal income tax receipts is typically derived from capital gains realizations and stock option income. These sources are particularly volatile, and with the steep stock market losses in 2008 and continuing, the Department of Finance has projected that this source of revenue will drop to around 5 percent of General Fund revenues in 2008-09 and 2009-10, about one third of their level of several years ago. This is one of the largest components of the expected drop in personal income tax receipts in the current economic slowdown.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980’s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities. The State’s annual

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contributions to the Public Employee’s Retirement System have increased from $157 million in the 2000-01 fiscal year to $3.0 billion in the 2008-09 fiscal year. The State will pay about $1.3 billion in the 2008-09 fiscal year for “pay as you go” funding for health benefits for retired State employees, almost double what it paid in 2002-03. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability. An actuarial study released in February, 2009 estimates that, absent setting aside funds for future costs, the State’s unfunded liability for future health costs, as of June 30, 2008, was about $48.2 billion. The Administration and Legislature have not yet made decisions on how to address these future costs. The State’s credit ratings may be affected if the State does not reduce or manage the unfunded liability.

Balanced Budget Amendment

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves. After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called into special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

The Amendment also created a “rainy day” reserve called the Budget Stabilization Account (“BSA”) in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The initial transfers of $944 million and $2.045 billion took place in September 2006 and September 2007. The transfers would continue until the BSA reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion has been transferred to retire economic recovery bonds. Because of the current budget shortfalls, the Governor has announced that the BSA transfer will be suspended for fiscal year 2008-09, and the Governor has transferred the current BSA balance of $1.5 billion to the General Fund to increase 2007-08 revenues.

Aspects of this Amendment would be modified by a new proposed spending limit, which will appear on the statewide special election ballot in May, 2009, which is described further below.

A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

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State-local Fiscal Relations

In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of State general fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, general fund revenues fall short of the projections on which the original appropriations to schools were made.

2008-09 State Budget

With the State heading into an economic slowdown (the extent of which was not yet known), the Governor in January 2008 projected a $24 billion budget gap for combined 2007-08 and 2008-09. The Governor took some immediate steps, including applying $1.5 billion from the Budget Stabilization Account (see “Balanced Budget Amendment” above) and issuing $3.3 billion of remaining authorized deficit bonds which had been approved in 2004. In addition, the Legislature adopted some expenditure reductions in a special session in February 2008. The total budget solutions adopted at that time was about $7 billion.

Original 2008 Budget Act

The 2008 Budget Act (for the 2008-09 fiscal year) was delayed for the longest period in State history, as adoption of the budget requires 2/3 approval in each house of the Legislature and minority Republicans disagreed with the budget plans proposed by the majority and the Governor. The 2008 Budget Act was finally approved in late September, 2008, almost 3 months into the fiscal year. During the period without a budget, many State obligations remained unpaid although all debt service payments were made.

The remaining $17.3 billion budget gap was closed with a combination of elements. Expenditure reductions ($7.9 billion) comprised almost half the total solutions, and the 2008 Budget Act held total General Fund expenditures to almost the same level as the prior year. Another $8.4 billion of the solutions came from a variety of revenue enhancements, including accelerating estimate tax payments by individuals and corporations, changing corporate tax deductions, and making an account adjustment. There were also a number of internal loans and fund transfers to General Fund programs and payment deferrals. There was no external borrowing for budgetary relief.

Because of the budget pressures, the Governor suspended the transfer of moneys to the Budget Stabilization Account for the 2008-09 fiscal year. The Governor also proposed changing the State Lottery law to allow future revenues to be used to secure a bond issue which would assist in a future budget. This action would require voter approval. The final 2008 Budget Act assumed

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General Fund revenues of $102 billion, expenditures of $103.4 billion and a reserve of $1.7 billion (the remaining funds coming from accumulated surpluses from the prior year).

Revised 2008 Budget Estimates

Within a short time after the 2008 Budget Act was adopted, receipts from the major tax sources showed significant shortfalls from projections, and the Administration reviewed its estimates. Starting in November, 2008 and updated in late December, the Administration reported that the economic slowdown and its corresponding effect on revenues would result in a severe impact on the State’s finances. The major elements of the new estimates were that prior years’ resources were reduced by $1.6 billion, and the current year (2008-09) revenues were now projected to be about $12 billion lower, mostly in lower personal income taxes and corporation taxes.

The Governor proposed a combination of expenditure reductions and revenue (mostly tax) increases, and called special sessions of the Legislature three times starting November 5, 2008, in order to address the impending fiscal crisis, which when extended to the 2009-10 fiscal year totaled over $40 billion imbalance between revenues and expenditures. However, because of resistance by Republicans to any tax increases, no action was taken before the end of 2008.

Revised 2008-09 Budget Act and 2009-10 Budget Act

February, 2009 Budget Compromise

Negotiations continued into January and February, 2009, to enact a budget compromise which would solve the estimated $40 billion budget gap for the two fiscal years. A budget agreement was finally reached with the signing of a package of bills (the “2009 budget package”) by the Governor on February 20, 2009, after the minimum number of Republican members (three each in the Assembly and Senate) agreed to support the compromise. A total of $41.6 billion of “solutions” was enacted, of which $11.3 billion will help balance the 2008-09 budget and the remainder will apply to 2009-10. One of the bills passed by the Legislature was, in fact, the fiscal year 2009-10 Budget Act in its entirety. The compromise included the follow major elements:

     —     Expenditure reductions of $14.9 billion. Some of these reflect decisions not to allow increases in programs which would otherwise have occurred, such as cost of living raises. The largest reductions were to K-14 schools under Proposition 98, over $8.3 billion for the two years. In part to allow school districts to handle these reductions, State laws which mandated dozens of “categorical” programs were eliminated, with only a handful of mandates remaining, so local officials have greater flexibility to use State funds.

             In addition to K-14 schools, there were cuts to higher education (both the University of California and California State Universities will cut freshman enrollment next year and raise student fees), health and welfare programs, corrections and general government. The Governor ordered State employees to take two days of unpaid furlough per month for a savings of $1 billion over the two year period.

    —     Revenue increases of $12.5 billion. The major components are:

             —     One cent increase in the State sales tax

             —     Increase of the vehicle license fee from 0.65 percent to 1.15 percent

             —     0.25 percent increase in personal income tax rates

             —     Reduction of the dependent credit on personal income tax returns

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             All of these tax increases are temporary (except a small portion of the VLF increase which will be dedicated to support local police forces) and will expire in 2012 or 2013. However, if voters fail to approve Proposition 1A on the May 19, 2009 special election ballot (discussed below), the tax increases will terminate in 2011.

     —     Federal funds from the economic stimulus bill. The Department of Finance originally estimated that the State will receive at least $7.9 billion from this law to offset General Fund costs, which estimate was subsequently raised to $8.2 billion. The Treasurer and Director of Finance are directed to review the federal law and to determine by April 1, 2009 the total amount of State benefit which will offset General Fund costs. If that estimate reaches a total of $10 billion, some of the expenditure cuts will be canceled ($950 million) and the personal income tax increase will drop to 0.125 percent ($1.8 billion).

     —     Borrowing totaling $5.4 billion. About $5 billion of this amount is expected to come from issuing bonds secured by future revenues from a modernized State Lottery. This will require amendment of the State constitutional provisions which established the Lottery. If these changes are approved on the May 19, 2009 special election, the borrowing would take place later in the 2009-10 fiscal year.

     —     Governor’s vetoes of an additional $957 million (net) from General Fund expenditures in the 2009 Budget Act. Total vetoes were larger but were replaced with federal stimulus funds.

The 2009 budget package includes a number of actions to increase cash flow and improve cash management, including deferral of payments by the State to school districts and other local governments, and increased internal borrowable funds. The 2009 Budget Act projects a budget reserve at June 30, 2010 of $2 billion. The 2009 budget package also included bills dealing with non-budget items which were needed to obtain the necessary votes and to avoid Governor’s vetoes. These included business tax cuts, mostly to take effect in future years, easing of certain environmental laws for infrastructure projects and for air pollution controls on trucks, approval of more public-private partnerships, and agreement to place on the ballot a measure to control state spending (described below, Proposition 1A) and a measure to be voted in June 2010 to create “open primaries” for political offices.

May 19, 2009 Special Election

Several elements of the 2009 budget package require voter approval at a special statewide election to be held on May 19. These will be designated as Propositions 1A to 1F.

     Proposition 1A — This measure would modify the previous Balanced Budget Amendment by implementing a more stringent limitation on annual State spending. While the details are very complex, in broad terms a formula based on average State revenues over a previous 10-year period would establish a “target” of anticipated revenues (adjusted annually for inflation and population growth). Revenues above this target could only be used for specific purposes, such as repayment of moneys owed to K-12 schools (see Proposition 1B), building up the Budget Stabilization Account (BSA), or reduction of bonded debt.

     In addition, the target amount to go into the BSA would be raised from the current $8 billion or 5 percent of the General Fund, to 12.5 percent with no cap (that would equal about $12 billion currently). Transfers out of the BSA would be limited to specific circumstances of below average budget years, or to reduce debt or pay for infrastructure. Finally, Proposition 1A would grant the Governor new power to unilaterally reduce some annual spending in the event of budget shortfalls during a fiscal year.

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     As noted above, also, if Proposition 1A is adopted, the tax increases included in the new budget package would remain in effect for 1 or 2 additional years. The fiscal impact of Proposition 1A in terms of revisions to the BSA would start to take effect in the 2010-11 fiscal year.

     Proposition 1B — This measure would provide for repayment to K-14 schools and community colleges of a total of $9.3 billion of “supplemental education” obligations starting in fiscal year 2011-12 to make up for the reductions in spending in the 2009 budget package. Proposition 1B cannot go into effect unless Proposition 1A is adopted.

     Proposition 1C — This is the measure to revise the State Lottery law to modernize the operations of the Lottery and allow future lottery receipts to be used to repay borrowing which would fill budget gaps. The current use of Lottery moneys to support public schools ($1.2 billion annually) would be shifted to a State General Fund obligation.

     Propositions 1D and 1E — These measures would revise certain previously approved voter initiatives which created special tax revenues, and permit some of those revenues to be used for General Fund budget relief in 2009-10. The total impact is about $825 million.

     Proposition 1F — This measure would prevent State Legislators from receiving any pay increase in any year where there is a budget shortfall.

Budget Risks

There remain a number of risks to the 2009 budget package. These include the following:

     —     Failure to enact some of the measures on the May 19 ballot.

     —     Further weakening of revenues below the projections used for the 2009 budget package, which were last updated in late November, 2008. Economic conditions have worsened since that time. As noted under “Overview” above, the State Legislative Analyst has reported that revenues for 2009-10 may be about $8 billion below current projections, leaving a $6 billion budget gap (with no reserve).

     —     Inability of the Legislature to enact timely additional budget solutions based on the determination of continuing a budget gap when the Administration releases its updated budget projections (“May Revision”) in late May or early June.

     —     Litigation over various budget solutions in this and previous years is ongoing.

     —     Unknown costs for prison healthcare improvements, under orders of a federal court, which are being litigated.

     —     Inability to implement all the expenditure reductions anticipated.

     —     Failure to receive as much money as expected from federal stimulus funds.

     —     Inability to implement additional cash management solutions or to be able to sell cash flow notes in the markets at the start of the 2009-10 fiscal year, so that the State would be unable to pay all its obligations in a timely manner (although this should not interrupt debt service payments)

Cash Flow Requirements

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of

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revenue anticipation notes (“RANs”), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants (“RAWs”) which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. Following the Internet crash in 2000-2001 and subsequent State budget shortfalls, the State incurred substantial deficits and cash flow shortfalls. These ultimately were resolved in the spring of 2004 from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 (“economic recovery bonds”), supported by a special 1/4 cent statewide sales tax. The State’s improving revenue and cash position (aided significantly by the infusion of $11.25 billion in proceeds from economic recovery bonds) allowed the State to reduce its annual RAN borrowings through 2006-07, when it issued only $1.5 billion. The State issued $7 billion of RANs for 2007-08.

The budget challenges starting in early 2008 led the Governor to shore up cash resources by issuing the remainder of the authorized economic recovery bonds, which generated about $3.3 billion of new cash for the General Fund in February, 2008. The Governor also obtained legislation to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual RAN issue could be sold. The budget package enacted in February, 2009 contained additional deferrals of payments to conserve cash resources for the balance of 2008-09 and into the 2009-10 fiscal year.

After the 2008 Budget Act was adopted, the State Controller estimated that the State needed to issue $7 billion of RANs to allow adequate cash management cushion during the fiscal year. The State issued $5 billion of RANs in late October, without credit enhancement, but it was not able to complete the second $2 billion of the planned financing. Without that additional money, and without Legislative action to resolve the budget shortfalls, the Controller announced that starting in February, 2009, he needed to start taking unusual steps to manage and conserve cash so that the highest priority payments, such as to schools, debt service on bonds, employee salaries, and certain federally-mandated programs, could be met. As a result, the Controller started to defer making payments otherwise owed, such as for tax refunds, vendor payments and payments to counties for certain social services. The Controller will repay all the deferrals in March, 2009.

The 2009 budget package included several cash management tools and ability for the General Fund to borrow money from additional special funds which helped alleviate the immediate cash flow crisis. However, the new revenues will not come in for several months, and the State is seeking to borrow up to $2 billion in additional short-term notes to cover a projected cash shortfall in early April. Cash flow projections made in March, 2009 estimate that the State will be able to meet all its obligations through June, 2009, including repayment of all cash flow borrowings, but the State will face a serious cash flow problem at the start of 2009-10. The State will have to rely on access to public capital markets and implement other cash management solutions to maintain adequate cash flow to pay its obligations. Given the State’s precarious fiscal condition, limited availability of credit enhancement and general volatile bond market conditions, there can be no assurance that the State will have the ability to carry out cash flow borrowings in the needed time or cost.

Strategic Growth Plan

In January 2006, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state’s infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.

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In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November, 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 7, 2006 election, at which time the Governor was also re-elected to a second term in office.

In the 2007-08 Governor’s Budget, the Governor proposed a continuation of the Strategic Growth Plan to address needs which were not included in the 2006 bond package. A portion of this program was approved in May, 2007, with approval of $7.4 billion of lease-purchase bonds to address the need for additional correctional facilities, including state and county incarceration facilities and re-entry housing. In the 2008-09 Governor’s Budget, the Governor repeated his proposal for additional bond funding totaling over $38 billion for water supply and management, schools and universities, and new court houses, to be presented to the voters in 2008 and 2010. One portion of the Governor’s plan was approved by voters, a $10 billion bond measure approved in November, 2008 to provide partial funding for a high-speed rail link between San Francisco and Los Angeles with links to other cities. This plan will take many years to develop and will require significant federal, local and private funding in addition to the state bonds.

Bond Ratings

As of March 20, 2009, the ratings of the State’s general obligation bonds were Standard & Poor’s “A,” Fitch “A” and Moody’s “A2.” All three agencies lowered their ratings by one category in March, 2009.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local

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assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See “Recent Financial Results—State-local Fiscal Relations” above.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period and more recently in 2008-09.

Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease

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obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues

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because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

California is suffering a third consecutive year of below-normal rainfall (although the current rain season will extend until April, 2009). The Governor has declared a drought emergency and asked all affected agencies to implement conservation efforts; however, mandatory water rationing has not yet been implemented. Reduced water supplies will have a negative impact on agriculture.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

2008-09 BUDGET BACKGROUND AND GENERAL FUND SUMMARY

The State’s current fiscal year began on April 1, 2008 and ends on March 31, 2009. The Legislature adopted a budget for 2008-09 by April 1, 2008, the start of the State’s fiscal year. As in past years, the Legislature enacted all debt service appropriations before the start of the fiscal year (on March 12, 2008). The Legislature completed action on the State Budget for the 2008-09 fiscal year on April 9, 2008, nine days after the start of the State fiscal year (interim appropriations were enacted for the period from April 1 to April 8 to meet contractual and other obligations until final enactment of the State Budget). The Governor did not veto any legislative additions.

In the Annual Information State (“AIS”), dated May 12, 2008, DOB projected General Fund receipts, including transfers from other funds, to total $55.6 billion in 2008-09 while General Fund spending, including transfers to other funds, is projected to total $56.4 billion in 2008-09. State Operating Funds, which is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds is projected to total $80.9 billion in 2008-09, an increase of $3.9 billion over 2007-08 results. State Operating Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to total $80.9 billion in 2008-09. All Funds receipts, the broadest measure of State revenues, are projected to total $119.9 billion in 2008-09, an increase of $4.5 billion over 2007-08 results. The total comprises tax receipts ($63.9 billion), Federal grants ($36.0 billion) and miscellaneous receipts ($20.1 billion). All Funds spending, the broadest measure of State spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $121.6 billion in 2008-09, an increase of $5.6 billion (4.8 percent) from 2007-08.

On January 28, 2009, DOB issued the third quarterly update to the AIS (the “Third Quarter Update”), which contains extracts from the Governor’s Executive Budget Financial Plan for 2008-09 updated for Governor’s Amendments (the “Updated State Financial Plan”) which DOB presented to the Legislature on January 15, 2009. The Updated State Financial Plan includes

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updated estimates for the State’s current fiscal year (2008-09) and detailed projections for fiscal years 2008-09 through 2012-13, as modified by the Executive Budget recommendations.

In the Updated State Financial Plan, the New York State Division of the Budget (“DOB”) projects that the State is facing a 2008-09 fiscal year budget gap of $1.6 billion which is expected to be closed with a Deficit Reduction Plan agreed to in early February 2009 by the Governor and the Legislature consisting primarily of legislative and administrative actions. Upon the closing of this budget gap, DOB estimates that the State will end 2008-09 with a General Fund balance of $1.5 billion, consisting of $1.2 billion in undesignated reserves and $287 million in designated reserves. In 2009-10, DOB projects a budget gap of $13.8 billion and that if the Legislature enacts the Executive Budget recommendations in their entirety, upon closing the 2009-10 budget gap, the year-end balance in 2009-10 is expected to decline by $272 million to a total of $1.2 billion.

In DOB’s view, the updated economic information that has become available since the Second Quarterly AIS Update, the continuing instability in the financial markets, and the uneven response to Federal government efforts to restore confidence combine to provide compelling evidence for further reducing the General Fund receipts forecast over the plan period. The impact of the recession on tax collections is expected to begin to register in the high-tax collection months that remain in the 2008-09 fiscal year as well as in the 2009-10 fiscal year. DOB has lowered the estimate of General Fund tax receipts (excluding deposits to the School Tax Relief (“STAR”) fund) by $492 million in the current year and $1.8 billion in 2009-10.

CURRENT-YEAR (2008-09) REVISIONS

The table on the following page compare operating results for the period from April 1, 2008 through December 31, 2008 to the estimates included in the Executive and Enacted Financial Plans for 2008-09, as well as actual results for the same nine-month period in 2007-2008.

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General Fund

General Fund Comparison to Executive Budget Update Projections

The General Fund ended December 2008 with a cash balance of $1.7 billion, which is $195 million below the amount projected in the Executive Budget Financial Plan. General Fund receipts, including transfers from other funds, were $71 million lower than projected, which is primarily due to the timing of expected fund sweeps from various special revenue accounts, partly offset by the unplanned receipt of $50 million from the recent Attorney General settlement with Citigroup. The variance in net tax receipts is small, but individual categories did vary from planned levels, including lower than expected collections from user taxes and fees ($95 million) that is partly offset by higher personal income tax receipts ($115 million).

General Fund disbursements through December 2008, including transfer to other funds, totaled $39.2 billion, $118 million higher than projected. The largest spending variances included:

  All Other Education ($99 million lower than planned): Largely due to lower-than-expected disbursements for special education categorical programs and nonpublic school

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aid, both of which are expected to occur later in the fiscal year. Payment of nonpublic school aid is expected to occur later due to an extension in the filing date for submission of claims by nonpublic schools.

  General State Charges ($86 million higher than planned): Primarily attributable to slower than projected fringe benefit escrow payments, mainly from the Mental Hygiene agencies. These payments are now expected to be made in January 2009.

  State Operations ($53 million higher than planned): SUNY, State Police and Tax and Finance personal service spending exceeded projections. These variances are expected to be resolved through the planned use of other financing sources that will offset costs later in the fiscal year.

General Fund Comparison to 2008-09 Enacted Budget Projections

Through December 2008, General Fund receipts, including transfers from other funds, were $69 million more than the initial forecast. This variance is mainly due to higher-than-expected collections in personal income tax ($692 million), estate and gift taxes ($128 million), and transfers from other funds ($66 million), which are partly offset by lower receipts in business taxes ($581 million) and sales and use taxes ($260 million).

     General Fund disbursements were $866 million lower than projected at the time of the Enacted Budget. The largest spending variances include:

  School Aid ($387 million lower than planned): Reflects lower-than-expected general aid payments and lower-than-expected claims for categorical aid programs.

  Children and Families ($240 million lower than planned): Driven largely by the timing of Child Welfare Services payments.

  Medicaid ($157 million lower than planned): Results from the timing of Medicaid offsets, as well as the timing of Medicaid-related spending in the Mental Hygiene agencies. Medicaid offsets were taken at an accelerated rate earlier in the fiscal year, which reduced General Fund Medicaid spending for those months.

  Mental Hygiene ($127 million higher than planned): Medicaid spending in the Mental Hygiene agencies was higher than projected through the first nine months, however it is not expected to affect full-year projections for Medicaid spending in Mental Hygiene.

  Higher Education ($117 million lower than planned): Largely reflects actions taken since the Enacted Budget to adjust General Fund payment schedules.

  Transfers to Other Funds ($227 million lower than planned): Mainly due to lower than projected spending in capital projects.

General Fund Annual Change

On a year-over-year basis, General Fund receipts were in 2008 $2.7 billion, or 7.4 percent, higher than the same period in 2007. This annual increase is largely due to increased collections in the personal income tax ($2.3 billion), transfers from other funds ($489 million) and estate and gift taxes ($232 million), which is partially offset by decreases in business taxes ($228 million), the sales and use tax ($83 million), and all other receipts and grants collections ($40 million).

General Fund spending through December 2008 was $2.3 billion higher than actual results through December 2007. Significant changes in spending levels include:

  School Aid ($1.3 billion growth): Driven largely by the annual increase in “tail” payments for the 2007-08 school year, and partly by the annual increase in initial

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payments for the 2008-09 school year. On a school year basis, the State increased school aid by $1.8 billion in 2007-08, and by another $1.7 billion in 2008-09.

  Mental Hygiene ($408 million growth): Primarily due to Medicaid-related spending in Mental Hygiene agencies. Much of this spending occurred in 2008-09, resulting in the significantly higher spending in the current year.

  Children and Families ($121 million decline): Driven largely by the timing of Child Welfare Services payments.

  Medicaid ($110 million growth): Primarily reflects an additional weekly cycle payment in the first nine months of 2008 compared to the prior year.

  Temporary and Disability Assistance ($98 million decline): Primarily due to the timing of payments to local districts.

  State Operations ($894 million decline): Primarily reflects the movement of a portion of Mental Hygiene State Operations spending from the General Fund to the Special Revenue Funds, as part of the 2008-09 restructuring of Medicaid spending.

  General State Charges ($981 million decline): Primarily reflects a change in reporting related to the restructuring of Medicaid Spending, whereby fringe benefit waivers were eliminated for personal service costs supported by State and Federal Medicaid monies.

  Transfers to Other Funds ($2.4 billion growth): Primarily reflects the change in reporting related to the restructuring of Medicaid spending. Beginning in 2008-09 the State share of Medicaid payments dispersed by State-operated mental hygiene facilities is now reflected as a General Fund transfer to the new State Share of Medicaid Special Revenue Fund account. Debt Service spending is also higher ($191 million growth) due mainly to the timing of debt service payments on certain SUNY educational facilities bonds.

2008-09 Deficit Reduction Plan

The Deficit Reduction Plan (“DRP”) for 2008-09 is designed to achieve $1.6 billion in savings by March 31, 2009, which when combined with additional revenues from Attorney General litigation settlements ($125 million), will eliminate the current year deficit of $1.7 billion. As noted above, the types of DRP actions that can be implemented by the end of the fiscal year are limited by the time period and therefore were developed under separate guidelines from the Executive Budget for 2009-10. The DRP consists of actions that require legislative approval and actions that DOB expects to take administratively. Actions requiring legislative approval total $1.2 billion (77 percent of the $1.6 billion total).

In the case of health care savings, the DRP consists of cost containment measures that are applicable to the period from January 1, 2009 through March 31, 2009 (the fourth quarter of the 2008-09 fiscal year), but which will not generate actual cash savings until the first quarter of fiscal year 2009-10. The delay in savings is due to the lag between the assumed enactment of the proposals and their implementation. To realize the benefit of the savings from these cost containment measures in 2008-09, it is expected that payments to New York City related to the City University that are due in the first quarter of 2009-10 but that were budgeted in the current fiscal year will be made on their statutory due dates, not ahead of schedule.

Other legislative actions include: the transfer of assets from the Power Authority to the State under the terms of a memorandum of understanding negotiated between the Authority and the Executive; the transfer of earned Federal money related to reimbursement for the administration of child support enforcement activities; a reduction in spending for the EPF and a related transfer

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of excess balances; approval by the SUNY Board of Trustees of a tuition increase for SUNY; a reduction in community college base aid; elimination of a planned cash transfer to the Community Projects Fund; an across-the-board reduction to legislative initiatives authorized in the 2008-09 enacted budget; and a number of other actions to reduce planned spending.

Administrative actions include strict enforcement of the spending controls put in place in November 2008 over agency operational and capital spending, the use of existing fund balances that do not require prior legislative approval, an adjustment to the timing of the STAR payment to New York City (from December to June) on a permanent basis, and the elimination of a vacation “buy-back” program for management/confidential employees in State government.

Certain savings action originally included as part of the 2008-09 DRP have been deferred to 2009-10 to reflect the increase in expected resources in the current year and the downward revision to receipts in 2009-10. These actions include:

  Earned Federal Administration Funding: One half of the $100 million in earned Federal money related to reimbursement for the administration of child support enforcement activities is now recommended for use in 2009-10.

  Workers Compensation Board Surplus Recapture: The use of recaptured funds is now planned for 2009-10 instead of 2008-09.

  Member Items: Reflects a revision to the amount of money that can be made available to the General Fund based on spending trends.

PROJECTED GENERAL FUND YEAR END BALANCES AND BUDGET GAPS

The Updated Executive Financial Plan for 2008-09 is balanced on a cash basis in the General Fund, as required by the State Constitution. As of January 28, 2009, DOB estimates the State will end 2008-09 with a General Fund balance of $1.5 billion, consisting of $1.2 billion in undesignated reserves and $287 million in designated reserves. The projected closing balance is $94 million lower than the balance projected at the time of the Second Quarterly Update to the AIS. This is due to the expected use of the Debt Reduction Reserve for debt service costs and elimination of a planned deposit to the Community Projects Fund.

The year-end balance in 2009-10 is expected to decline by $272 million to a total of $1.2 billion. This reflects the expected use of amounts reserved for labor settlements to finance a portion of new contracts that may be agreed to during the upcoming fiscal year. It also reflects the expected spend-down of existing balances in the Community Projects Fund to finance discretionary (“member item”) spending. The DRP and Executive Budget recommend elimination of all planned deposits (totaling $226 million over two years) into the Community Projects Fund through 2009-10.

The closing balance estimates assume the successful implementation of the DRP and the enactment of the Executive Budget in its entirety. Accordingly, in the Updated Executive Financial Plan, DOB projects General Fund budget gaps of $13.7 billion in 2009-10, $17.1 billion in 2010-11, $18.6 billion in 2011-12 and, for the first time, a $19.6 billion in 2012-13, assuming enactment of all proposed Executive Budget recommendations. Since the Second Quarterly Update, DOB has increased its gap estimates by $1.3 billion in 2009-10, $1.5 billion in 2010-11 and $1.5 billion in 2011-12.

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The combined four-year gap (excluding fiscal year 2012-13, which is included for the first time in the 2009-10 Executive Budget) totals $51 billion before recommendations, up by more than $4 billion compared to the Second Quarterly AIS Update. The gap for 2009-10 is the largest ever faced by the State as measured in absolute dollars, and is roughly equivalent to the magnitude of the gap that needed to be closed in 2003-04 as a percentage of the total General Fund.

2009-10 EXECUTIVE BUDGET FINANCIAL PLAN

Overview of Governor’s 2009-10 Executive Budget Recommendations

The Executive Budget would make significant progress in bringing State finances into structural balance. The gap-closing plan proposes $15.4 billion in savings and new resources to balance the budgets in the 2008-09 and 2009-10 fiscal years. The recommendations would, if approved by the Legislature in their entirety, fully balance the General Fund and HCRA in the current year and 2009-10, and leave a General Fund gap of $2.0 billion in 2010-11. The combined four-year gap (2008-09 through 2011-12) would be reduced from $51 billion to $6.2 billion, a decrease of $44.9 billion (88 percent). The Executive Budget gap-closing plan for 2009-10 is summarized in the previous table.

*Assumes enactment of Deficit Reduction Plan (DRP) in current year at levels proposed.

The Executive Budget holds 2009-10 spending flat in the General Fund and below inflation for nearly all budget measures. The State’s rainy day reserves would remain intact at $1.2 billion, equal to approximately 2.2 percent of expected spending. Non-recurring resources would total just over $1.1 billion in 2009-10, or approximately 8 percent of the total gap-closing plan. The number of State employees is expected to decline by approximately 3,100 in 2009-10, the first annual reduction in full-time equivalent headcount since 2004. The gap-closing plan is balanced with actions that are under the State’s control to enact and implement. It does not rely on the prospect of extraordinary Federal aid, which at this point remains speculative.

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2009-10 RECEIPTS FORECAST

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB on a multi-year basis with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts. All Funds receipts are projected to total $120.1 billion, an increase of $3.6 billion over 2008-00 projections. The following table summarizes the receipts projections for 2008-09 and 2009-10.

RECEIPTS OVERVIEW

  Base receipt growth over the period 2005-06 to 2007-08, supported by a strong financial services sector and real estate market, averaged over 9.5 percent. However, the current decline in economic activity is estimated to negatively impact receipt growth for 2008-09 and 2009-10. As a result, base tax receipts (correcting for law changes) are expected to fall 2.1 percent in 2008-09 and 2.9 percent in 2009-10

  The negative impact of the sub-prime mortgage crisis and its aftermath on the State’s economy in general and financial services industry in particular is expected to result in major declines in bonus payouts during the current fiscal year (down 46 percent from prior year) and reduced growth in business tax receipts over the remaining years of the Financial Plan.

  The volatile real estate and financial markets represent even greater risks to revenues due to the high concentration of taxable income among a relatively small segment of the taxpaying population.

  The decline in the residential housing market is projected to largely eliminate the surge in taxable capital gains realizations associated with real estate sales that characterized the last few years.

  The economy is expected to continue to decline, and as a result, 2009-10 growth in PIT withholding and sales tax collections will be weak absent the legislation included with this Budget.

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  The combined impact of the declining real estate and financial markets and the deepening recession results in estimated declines in personal income tax liability of 8.9 percent in 2008, and 7.3 percent in 2009.

  The large audit settlements associated with financial service industry firms continued into 2008-09 but are expected to be largely concluded before 2009-10, and this loss of resources must be compensated for by other tax compliance actions included with the Executive Budget.

Base Growth

Base growth in tax receipts is estimated to decline 2.1 percent adjusted for law changes for fiscal year 2008-09 and a further 2.9 percent for 2009-10. Overall base growth in tax receipts is dependent on many factors. Over the past several fiscal years the most important factors explaining tax receipt growth have been related to:

  improvements in overall economic activity, especially in New York City and surrounding counties;

  continued profitability and compensation gains of financial services companies;

  continued growth in the downstate commercial real estate market; and

  continued positive impact of high-income taxpayers on personal income tax growth.

Each of these factors is expected to retard growth in 2008-09 and 2009-10.

Revenue Actions

Balancing the budget exclusively through spending reductions in 2009-10 would require an extraordinary retrenchment in State services. Absent any actions to raise revenues, General Fund spending would have to be reduced by over $13 billion from the level required to meet existing commitments – and by over $6 billion, or 11 percent, from the 2008-09 year – to achieve a balanced budget in 2009-10. Spending reductions of this magnitude in a recession could threaten to slow a future recovery, as well as raise potential health and public safety concerns.

Accordingly, the Executive Budget includes a package of tax increases and other revenue enhancements to help close the budget gap. DOB projects that the revenue actions will result in an increase of $3.1 billion in 2009-10, $3.6 billion in 2010-11, $3.5 billion in 2011-12 and $3.0 billion in 2012-13.

The largest actions include: increasing the gross receipts assessment on utilities from 1 percent to 2 percent; eliminating the sales tax exemption on clothing priced under $110 and replacing it with time-limited exemption periods on clothing priced under $500; broadening the State’s sales tax base to cover certain services (i.e., cable/satellite television, entertainment-related and transportation-related activities); reforming the existing Empire Zone program to link benefits to performance; expanding the “bottle bill” to cover additional types of containers and directing unclaimed deposits to the EPF, which would allow real estate transfer tax revenues currently deposited into EPF to flow to the General Fund; limiting certain types of itemized deductions by high-income taxpayers, but maintaining the exemption for charitable contributions; and permitting the sale of wine in grocery stores.

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Non-Recurring Resources

The Executive Budget relies on $1.1 billion in non-recurring resources in 2009-10. Non-recurring resources total less than the annual growth in savings from recurring actions from 2009-10 to 2010-11, which increase in value by over $2 billion. The practical effect is that non-recurring actions have no adverse impact on the 2010-11 gap because they are more than offset by the growth in savings. In fact, if the entire 2009-10 Executive Budget gap-closing plan consisted of recurring actions that did not grow in value (i.e., $13.7 billion), the current-services gap remaining in 2010-11 would total approximately $3.4 billon, instead of the $1.8 billion projected. The largest non-recurring actions consist of delaying, by two years, an extra Medicaid cycle that would otherwise occur at the end of 2009-10, increasing the business tax prepayment to 40 percent, transferring available resources from the Battery Park City Authority to the State and New York City, transferring of assets from NYPA, and bond-financing certain capital costs. In 2010-11, the Updated Financial Plan assumes a one-time franchise payment from a VLT operator that would be selected for the Belmont VLT facility that is proposed with the 2009-10 Executive Budget. DOB projects that non-recurring revenue actions will result in an increase of $1.1 billion in 2009-10 and $361 million in 2010-11, and a decrease of $434 million in 2011-12 and $34 million in 2012-13.

The Updated Financial Plan assumes that $145 million in existing reserves will be applied to finance labor settlements in 2009-10 with unions that have not yet reached agreements (assuming settlements are reached).

2009-10 DISBURSEMENTS FORECAST

General Fund spending, including transfers to other funds, is projected to total $55.3 billion in 2009-10, the same as for 2008-09. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $79.8 billion in 2009-10. All Funds spending, which includes capital spending and Federal aid in addition to State Operating Funds, is projected to total $121.1 billion in 2009-10, a decrease of $2.8 billion from 2008-09. The Financial Plan projections assume that the 2009-10 Executive Budget is enacted in its entirety.

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The major sources of annual spending change between 2008-09 and 2009-10 (after Executive Budget recommendations) are summarized in the following table.

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Spending Restraint

The fallout from the global financial crisis has caused a dramatic decline in projected State receipts, driving the extraordinary increases in the State’s budget gaps over the past two quarters. However, the sustained growth in spending commitments during the last economic recovery has also contributed substantially to the State’s long-term structural deficit. Since 2004, nearly all of the State’s major aid programs and activities, including school aid, health care, and STAR, have grown faster than personal income and inflation. Left unaddressed, State spending in the General Fund next fiscal year would grow in the range of 12 percent, far greater than the rate of inflation (projected at 0.5 percent in 2009-10) and more than twice the 5.3 percent long-term growth rate for State personal income. Growth rates in this range are not sustainable, based on either historical receipts patterns or current projections, especially in light of the extraordinary uncertainties in the economic outlook. It is important to note, however, that the high level and wide impact of proposed spending actions is a direct (and, in DOB’s view, necessary) response to the severity of the budget gaps. It is expected that once the immediate fiscal demands have been resolved and the long-term operating outlook improves, the State may again be in a position to increase funding for high-priority programs, albeit at more sustainable levels.

Accordingly, the Executive Budget gap-closing plan for 2009-10 focuses foremost on actions that substantially reduce the growth in State spending on a recurring basis. Actions to restrain spending account for approximately two-thirds of the gap-closing plan and will affect most activities funded by the State. DOB projects that recurring spending actions in the General Fund will result in an aggregate spending reduction $9.2 billion in 2009-10, $11.2 billion in 2010-11, $11.4 billion in 2011-12 and $11.1 billion in 2012-13.

The most significant actions recommended in the Executive Budget that reduce General Fund spending from the current services forecast include the following:

  Medicaid/HCRA ($2.6 billion) through cost-containment measures, including rate reductions, restructuring the base on which rates are calculated, re-establishing certain industry assessments, and financing a greater share of Medicaid spending through HCRA. In addition, the Executive Budget recommends savings actions to fully eliminate the HCRA operating deficit;

  School Aid ($1.9 billion on a State fiscal year basis) by maintaining selected aids at 2008-09 school year levels, extending the phase-in of Foundation Aid and the UPK program, instituting a Deficit Reduction Assessment, and authorizing certain changes to the lottery program that would increase projected resources available to education;

  STAR ($1.7 billion) by eliminating the Middle-class STAR program, reducing the PIT credit for New York City taxpayers, and adjusting the “hold harmless” floor;

  Local government aid ($432 million) by eliminating AIM payments to New York City, holding aid flat for other municipalities, reducing VLT aid, and other measures;

  Mental hygiene ($423 million) by eliminating a cost-of-living increase for providers, instituting programmatic reforms to: align reimbursement with actual costs; to close, consolidate, and restructure facility operations which reduce the planned workforce by 865 positions; to maximize available Federal aid; and other measures;

  Human Services ($385 million) by reducing the State supplement for SSI recipients living in community settings, increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services COLA,

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discontinuing reimbursement for non-mandated, community-based preventive services funding, creating a block grant for youth programs funding, closing or downsizing underutilized facilities, and other measures;

  Higher education ($338 million) by tuition increases at public universities approved by the SUNY and CUNY Boards of Trustees, reducing aid to community colleges, and other measures;

  Other Education Aid ($246 million) by requiring school districts to assume a share of financial responsibility for pre-school special education ($143 million); eliminating certain attendance requirements at non-public schools; reducing library aid; and other measures;

  Public Safety ($191 million) by closing four prison camps and various annexes in correctional facilities; delaying expansion of mental health programs under the SHU Exclusion bill; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

  Transportation ($177 million) by reducing the subsidies to the DHBTF (which is made possible by an increase in certain fees) and transit systems, and lowering spending on DOT operations consistent with overall reduction in planned capital activities;

  Economic development, regulatory activities, and gaming ($112 million) by eliminating duplicative services and achieving staffing efficiencies through consolidations of existing agencies, reducing funding for the Centers for Advanced Technology program and “I Love New York” tourism marketing program, and financing, through industry assessments, assistance for small businesses in paying for the costs of Timothy’s Law (mental health) coverage;

  Health and aging ($106 million) by discontinuing reimbursement for optional services in the General Public Health Works program, financing a portion of EI costs through insurance industry assessments, eliminating a planned Human Services COLA in 2009-10, and other targeted reductions; and

  Member item funding ($196 million) by eliminating all planned deposits into the fund that finances discretionary payments.

The Executive Budget also recommends a number of actions to reduce the costs of the State government workforce through wage, health benefit, and pension changes. To achieve immediate savings, the Executive Budget recommends elimination of the general salary increases scheduled in 2009-10 and the deferral of five days of salary in 2009-10 that would be payable upon separation from State service, or when fiscal conditions permit. It also advances proposals that would require current and retired employees to contribute toward Medicare Part B premiums and would adjust the State’s contribution for future retirees’ health insurance on a sliding scale basis that takes years of service into account. To reduce the State’s long-term pension costs, the Budget proposes the creation of a new tier of pension benefits (“Tier 5”). This proposal includes, among other changes, raising the minimum retirement age from 55 to 62 and requiring all newly hired employees to contribute 3 percent annually to the pension system during all years of service. The Executive Branch workforce is expected to total 196,292 FTEs in 2009-10, a reduction of approximately 3,100 from the estimated total for 2008-09. The decline mainly reflects the impact of recommended closures of certain State correctional and youth facilities, agency consolidations, and the continuation of the statewide hiring freeze.

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The Executive Budget proposes financing a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11. By converting from debt financing, the State will increase capacity under its statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Executive Budget includes new initiatives in 2009-10, the costs of which are counted against the savings actions presented in the Updated Financial Plan. The most significant include additional funding for HEAL-NY and other health priorities; quality incentive pools for nursing homes and home care agencies; an increase in the basic public assistance grant of 10 percent annually over the next three years; and a new grant and loan program to be funded with savings from reforms to the existing Empire Zone program.

ECONOMIC OUTLOOK

National Economy — Since the end of October 2008, evidence has mounted that the U.S. recession that began in December 2007 has deepened and the advance toward global recession has accelerated. The deleveraging process in the housing and credit markets has destroyed trillions of dollars of wealth, resulting in what may become the most severe economic contraction since the early 1980s and possibly the Great Depression. In spite of a massive government effort to restore the domestic banking system, and similar efforts around the world, the global economy’s downward momentum continues unabated.

Real U.S. Gross Domestic Product (“GDP”) is projected to decline for four consecutive quarters starting with the third quarter of calendar year 2008. For estimating purposes, it is assumed that a stimulus package will be approved at the Federal level at $800 billion for two years. DOB projects the U.S. economy to contract by 1.4 percent in 2009, following growth of 1.2 percent in 2008.

The housing market has still failed to find a bottom, with housing starts falling to unprecedented post-war lows and home prices continuing to fall. Declining employment and wealth, combined with unfavorable credit market conditions, continue to put downward pressure on household spending. On the positive side, the recent decline in energy prices has increased the purchasing power of household incomes, while at the same time reducing inflation expectations and increasing the Federal Reserve’s policy options. However, this favorable trend is expected only to cushion the impact of a falling labor market and a slow-recovering financial system. Consequently, real consumption is projected to decline.

With the accelerated loss of jobs projected for 2009, wage growth is also expected to fall. DOB projects that wages will actually fall in both the fourth quarter of 2008 and the first quarter of 2009, owing in part to weak bonus performance anticipated nationwide for these quarters. The substantial decline in wage growth is expected to reduce personal income growth from 3.8 percent in 2008 to 1.8 percent in 2009. DOB projects inflation as measured by growth in the Consumer Price Index of 0.1 percent for 2009, following 3.9 percent for 2008.

New York State Economy — With the financial markets at the center of the economic downturn, the New York State economy stands to be hit hard by the current recession. Financial industry consolidation is likely to have grave implications for financial sector employment, particularly in New York City. Layoffs from the State's financial services sector are now expected to total approximately 60,000 as strained financial institutions seek to cut costs and newly

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merged banks seek to reduce duplication of services. These projected losses are approximately double those that occurred in the wake of September 11th.

But the current downturn in the State economy is expected to extend far beyond Wall Street. A broad-based State recession is now projected to result in private sector job losses of about 180,000, with declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in auto-related industries. The State's real estate market will continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and completed construction coming online. In addition, a weak global economy and strong dollar are expected to negatively affect the State’s export-related and tourism industries. State employment is now expected to fall 1.9 percent for 2009, with private sector jobs projected to fall 2.2 percent, following growth of 0.3 percent for both total and private employment for 2008. DOB projects a decline in total State wages of 4.1 percent for 2009, largely driven by a decline of 48 percent in bonus payments of the finance and insurance industry, following an estimated increase of 1.1 percent for 2008. Declines in both the wage and non-wage components of income will result in a decline in total personal income of 1.6 percent for 2009, following 2.3 percent growth for 2008.

2008-09 FINANCIAL PLAN RESERVES

In January 2007, the State created a new State Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. In addition, the existing Tax Stabilization Reserve has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits.

At the start of the 2008-09 fiscal year, the State projected that General Fund reserves would total $2.0 billion at the end of 2008-09 with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $804 million designated for subsequent use.

The projected $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

The projected designated reserves consisted of $445 million set aside for potential labor settlements (after the use of $620 million for existing settlements in 2008-09) and $237 million in the Community Projects Fund to finance existing “member item” initiatives, and $122 million set aside for the debt management purposes.

As of January 28, 2009, DOB estimates the State will end 2008-09 with a General Fund balance of $1.5 billion, consisting of $1.2 billion in undesignated reserves and $287 million in designated reserves. The projected closing balance is $94 million lower than the balance projected at the time of the Second Quarterly Update to the AIS. This is due to the expected use of the Debt Reduction Reserve for debt service costs and elimination of a planned deposit to the Community Projects Fund.

Aside from the amounts noted above, the 2008-09 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

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2008-09 FINANCIAL PLAN RISKS

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. The most significant current risks include the following:

  Further deterioration to the U.S. and State economies (see “ECONOMIC OUTLOOK”);

  Proposed Federal rule changes concerning Medicaid payments;

  Further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare. Most recently, Medicaid caseload — which declined from 2005-06 through 2007-08 — has now begun to increase and program spending may climb;

  The potential cost of collective bargaining agreements and salary increases for judges (and possibly other elected officials) in 2008-09 and beyond. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added General Fund costs of approximately $340 million in 2009-10 (assuming a retroactive component for fiscal year 2007-08 and 2008-09; and an elimination of the 2009-10 salary increase). DOB has included a reserve to finance the costs of a pattern settlement for all unions. There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges (see also “LABOR CONTRACTS”);

  Potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program and various other reimbursement methodologies (see “SCHOOL SUPPORTIVE HEALTH SERVICES AUDITS”);

  Proposed Federal rule changes concerning Medicaid payments (see “PROPOSED FEDERAL RULE ON MEDICAID FUNDING”); and

  Litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the budget.

The Updated Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the closing of the final sale of development rights for a video lottery terminal (“VLT”) facility at the Aqueduct Racetrack by the close of the 2008-09 fiscal year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of other proceeds to the State that are expected to finance health care costs; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the 2008-09 year.

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The State is a defendant in a number of legal proceedings in which potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2008-09 fiscal year or thereafter. Currently, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold noted above.

Litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the Medicaid reimbursement methodology for nursing homes.

LABOR CONTRACTS

The State has reached labor settlements with several labor unions, the Civil Service Employees Association, the Public Employees Federation, the United University Professions, District Council 37, and the Police Benevolent Association, and has extended comparable changes in the pay and benefits to “management/confidential” employees. Under terms of these four-year contracts, which run from April 2, 2008 through April 1, 2012 (July 2, 2008 through July 1, 2012 for UUP), employees will receive pay increases of 3 percent annually in 2008-09, 2009-10, and 2010-11 and 4 percent in 2011-12. The Executive Budget savings proposals include eliminating the 2009-10 general salary increases.

Other unions representing uniformed officers (i.e., New York State Correction Officers, BCI) graduate students (Graduate State Employee Union) and supervisory security/park police (Council 82) have not reached settlements with the State at this time. DOB estimates that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $340 million in 2009-10 (assuming a retroactive component for fiscal year 2007-08 and 2008-09; and an elimination of the 2009-10 salary increase), and approximately $220 million in both 2010-11 and 2011-12. The earliest any costs for these contracts would likely be paid is in 2009-10. The Executive Budget recommendations would, if enacted in their entirety, provide savings sufficient to finance pattern settlements.

SCHOOL SUPPORTIVE HEALTH SERVICES AUDITS

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

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While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

PROPOSED FEDERAL RULE ON MEDICAID FUNDING

On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation (“HHC”)) and programs operated by both the State OMRDD and the State OMH. The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that our imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension. Further, CMS has proposed to restrict Medicaid reimbursement for hospital outpatient and school based health services and restricts coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argues that the proposed regulation regarding outpatient services is in direct violation of the current moratorium.

On all rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent. As a result, Congress passed a moratorium barring the implementation of these proposed rule changes (except for hospital outpatient reimbursement) set to expire April 1, 2009.

2007-08 FISCAL YEAR RESULTS

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (“GAAP”), showing revenues and expenditures.

Cash-Basis Results. The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections while spending for the year finished at $306

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million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

GAAP-Basis Results. The State Budget is required to be balanced on a cash basis, which is DOB’s primary focus in preparing and implementing the State Financial Plan. State Finance Law also requires the Financial Plan be presented for informational purposes on a Generally Accepted Accounting Principles (“GAAP”) basis, in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). Thus, the GAAP projections presented below are intended to supplement, for informational purposes, the cash-basis Financial Plan. The GAAP-basis plans model the accounting principles applied by the Office of the State Comptroller in preparation of the 2007-08 Financial Statements. The GAAP basis results for 2007-08 showed the State in a net positive asset condition of $47.7 billion.

Comparison of Actual GAAP-Basis Operating Results Surplus/(Deficit) (millions of dollars)
Fiscal Year Ended	General Fund	Special Revenue Funds	Debt Service Funds	Capital Projects Funds	All Governmental Funds	Accumulated General Fund Surplus/(Deficit)

March 31, 2008	1,567	(1,328)	(293)	(306)	(360)	3,951
March 31, 2007	202	(840)	92	501	(45)	2,384
March 31, 2006	1,636	3,142	(664)	(265)	3,849	2,182

Beginning with the fiscal year ended March 31, 2003, statements have been prepared in accordance with GASBS 34. GASBS 34 has significantly affected the accounting and financial reporting for all state and local governments. The financial reporting model redefined the financial reporting model by changing its focus to major funds, rather than fund types, requiring a new management discussion and analysis section (the “MD&A”), and containing new government-wide financial statements which includes all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A are issued in place of the

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general purpose financial statements. The new statements also report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

Summary of Net Assets (millions of dollars)

Fiscal Year Ended	Governmental Activities	Business-Type Activities	Total Primary Government

March 31, 2008	43,510	4,217	47,727
March 31, 2007	45,327	3,599	48,926
March 31, 2006	45,997	3,136	49,133

GASBS 45

The GAAP basis results for 2007-08 showed the State having total net assets of $47.7 billion after reflecting the impact of GASBS 45 “Accounting and Financial Reporting by Employers for Post-Retirement Benefits.”

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2008 at $49.9 billion ($41.4 billion for the State and $8.5 billion for SUNY), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. The actuarial accrued liability was calculated using a 4.155 percent annual discount rate. DOB expects the present value of the actuarial accrued total liability for benefits as of March 31, 2009 for the State, including SUNY, may increase by as much as $9 billion. If enacted, the benefit changes proposed with the Executive Budget would reduce this liability.

This liability was disclosed in the 2007-08 basic GAAP financial statements issued by the State Comptroller in July 2008. GASB rules indicate the liability may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go (“PAYGO”) costs is recognized in the financial statements. The 2007-08 liability totaled $3.8 billion ($3.1 billion for the State and $0.7 billion for SUNY) under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or roughly $2.7 billion ($2.1 billion for the State and $0.6 billion for SUNY) above the current PAYGO retiree costs. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASBS 45 reduced the State’s currently positive net asset condition at the end of 2007-08 by $2.7 billion.

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis. Anticipated increases in these costs are reflected in the State’s multi-year Financial Plan.

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SPECIAL CONSIDERATIONS

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Updated Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Updated Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

State Cash-Flow Projections

DOB projects the General Fund for 2008-09 and 2009-10 will maintain sufficient monthly cash balances to meet statutorily obligated payments. The projections are based on the assumption that the Legislature will enact the Deficit Reduction Plan (“DRP”), as proposed, by February 1, 2009 (agreement was reached on February 3, 2009) and the Executive Budget for 2009-10 by March 1, 2009. The State's 2009-10 fiscal year will begin on April 1, 2009. The Executive Budget includes certain statutory changes intended to improve the State’s monthly operating margins, which are projected to fall below $750 million at month-end in June 2009, November 2009, and December 2009.

Bond Market Issues

One aspect of the credit crisis is that many municipal issuers either have been unable to issue bonds or, if market access exists, do so at much higher rates than existed before September 2008. If the State cannot sell bonds at the levels (or on the timetable) expected, it could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year. This is because the State finances much of its capital spending in the first instance through loans from the General Fund or the Short Term Investment Pool (“STIP”), which it then repays with proceeds from the sale of bonds. The State expects to complete several bond sales during the remainder of the current fiscal year. The State is executing a multi-step strategy to stage entries into the bond market in a way that addresses the most immediate and consequential fiscal issues first. At the same time, DOB has imposed stringent capital controls that are expected to marginally reduce the need to issue bonds in the coming months.

The State continues to adjust its variable-rate debt portfolio in response to widespread disruption in the municipal bond market. Since February 2008, the State has repositioned nearly $4 billion of variable-rate bonds, including $2.8 billion of auction rate securities and $1.2 billion of variable-rate demand bonds to mitigate risk and reduce debt service costs. The adjustments were accomplished using a combination of fixed rate bonds and better-performing variable rate bonds.

The State has terminated approximately $1.7 billion in interest-rate exchange agreements at a cost of approximately $76 million. The State has received $125 million in revenues from settlements negotiated by the State Attorney General in relation to auction rate securities.

Other Considerations

     The Updated Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the closing of the final sale of development rights for a VLT facility at the Aqueduct Racetrack by the close of the current fiscal year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of other proceeds to the State that are expected to

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finance health care costs; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the current year.

     There can be no assurance that (1) legislative or administrative actions will be sufficient to eliminate the current-year shortfall without the use of existing reserves, (2) receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and (3) the gaps projected for future years will not increase materially from the projections set forth herein.

FIVE YEAR CAPITAL PROGRAM AND FINANCING PLAN

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan with the Executive Budget and to update the Plan by 30 days after the enactment of the State Budget. The enacted 2008-09 through 2012-13 Capital Program and Financing Plan (the “Capital Plan”) was adopted on May 14, 2008.

Capital projects spending is projected to total $9.1 billion in 2008-09. This includes $7.1 billion in spending that appears in the State’s Financial Plan and $2.0 billion in “off-budget spending” that is financed directly from bond proceeds1. Capital spending in 2008-09 will be financed with State debt ($5.3 billion, 58 percent), Federal aid ($2 billion, 22 percent), and State cash resources ($1.8 billion, 20 percent).

The projected $9.1 billion in capital spending in 2008-09 represents a $1.4 billion (18 percent) increase over 2007-08. The increases are for transportation ($410 million), higher education ($343 million), economic development and government oversight ($275 million), and EXCEL capital grants for school construction ($195 million).

Capital spending over the next five years is expected to average approximately $9.5 billion annually, with the largest spending for transportation (47 percent), education/higher education (15 percent), economic development (11 percent), and the environment (6 percent).

The Enacted Capital Plan reflects new capital spending compared to earlier plans, including $385 million for a variety of economic development projects, $100 million to expand existing housing programs, $60 million for local highway and bridge projects, $10 million for the Cornell Grape Genomics Research Facility, $3.1 million for renovations to the Legislative Office Building hearing rooms, and a $5 million net increase to the Environmental Protection Fund (“EPF”).

STATE-SUPPORTED DEBT

As of March 31, 2008, the total amount of outstanding general obligation debt was $3.2 billion and the total amount of outstanding State-supported debt was approximately $44.5 billion. As set forth in the Capital Plan, State-related debt outstanding is projected to total $52.8 billion in 2008-09, an increase of $3.2 billion (6.5 percent) from 2007-08. Over the period of the Enacted Capital Plan, State-related debt outstanding is projected to increase from $49.6 billion in 2007-08 to $61.1 billion in 2012-13, or an average increase of 4.3 percent annually.

1 “Off-budget Capital Spending” reflects capital projects payments made by Authorities on behalf of the State directly from bond proceeds. This spending is pursuant to capital contracts held by the Authorities and is not captured by the State’s Central Accounting System.

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Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds (“PIT”) by the Urban Development Corporation (UDC), the New York State Housing Finance Agency (“HFA”), the New York State Thruway Authority (Thruway Authority), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Environmental Facilities Corporation (“EFC”) (collectively, the “Authorized Issuers”).

The legislation provided that 25 percent of State PIT receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-08, State PIT bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers (Heal NY) Capital Grant Program. State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2008, approximately $10.8 billion of State PIT Revenue Bonds were outstanding. The 2008-09 Enacted Budget projects that $4.0 billion of State PIT Revenue Bonds will be issued in 2008-09.

The Debt Reform Act, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State supported debt outstanding began at 0.75 percent of personal income in 2000 01 and gradually increases until it is fully phased-in at 4 percent of personal income in 2010 11. Similarly, the cap on new State supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and gradually increases until it is fully phased in at 5 percent in 2013 14. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2008-09 fiscal year, both caps are set at 3.32 percent. On October 31, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts. DOB projects that debt outstanding and debt service costs for 2008-09 and the entire five-year forecast period through 2012-13 will also be within the statutory caps, although with declining debt capacity.

STATE-RELATED DEBT

The category of State-related debt includes the State supported debt described above, as well as contingent contractual-obligation financings, moral obligation financings and State guaranteed debt. As of March 31, 2008, the total amount of outstanding State-related debt was approximately $49.9 billion.

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THE STATE AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2007, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $134 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

THE CITY OF NEW YORK

The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

The staffs of the New York State Financial Control Board (“FCB”), the Office of the State Deputy Comptroller for The City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”), issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

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OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2008-09 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority (“ECFSA”). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County’s sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the County after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA and ECFSA significant authority over the financial operations of the county including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Portfolio’s complete portfolio holdings will be published on the Monthly Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s month-end top ten holdings, generally also with a 30-day lag time. The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

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The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide research and other execution services to the Company and the Investment Manager, and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’

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commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Portfolios, the TDAM Institutional Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Short-Term Investment Fund and the TDAM Short-Term Bond Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director††

Independent
Directors

RICHARD W.	Director	Since	President of The Kevin Scott	11	None.
DALRYMPLE		12/12/95	Dalrymple Foundation since
February 2007; Chairman
of CheckSpring Community
c/o TDAM			Corporation from 2004 through
USA Inc.			June 2007; Chief Executive
31 West 52nd			Officer of American Red Cross
Street			(Nassau County Chapter) from
New York, NY			June 2003 through 2004; Chief
10019			Operating Officer of National
Center for Disability Services in
Age: 65			2002; President of Teamwork
Management, Inc. from 1996
through 2001; Trustee of The
Shannon McCormack Foundation
since 1988, The Kevin Scott
Dalrymple Foundation since
1993; Director of Dime Bancorp,
Inc. from 1990 through January
2002; Director of the Council of
Independent Colleges since
2000.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director††

PETER B.M.	Director	Since	Retired.	11	Director of
EBY		6/6/02			Leon’s Furniture
Limited since
c/o TDAM					May 1977;
USA Inc.					Director of Sixty-
Split Corp. since
31 West 52nd					March 2001;
Street					Director of
New York, NY					George Weston
10019					Limited since
May 2000; and
Age: 71					Director of RSplit
II Corp. since
April 2004.

LAWRENCE J.	Director	Since	Vice Chairman of the Board	11	None.
TOAL		12/12/95	of Trustees of New York City
Big Brothers/Big Sisters since
c/o TDAM			2000; Chairman of the Board
USA Inc.			of Trustees of the Healthcare
31 West 52nd			Chaplaincy since 1990;
Street			President and Chief Executive
New York, NY			Officer of Dime Bancorp, Inc.
10019			from July 2000 through
February 2002; Chairman,
Age: 71			President and Chief Executive
Officer of Dime Bancorp, Inc.
from January 1997 through
June 2000; and Chief
Executive Officer of The Dime
Savings Bank of New York,
FSB from January 1997
through February 2002.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director††

JAMES E. KELLY	Director	Since	Consultant and attorney to	11	None.
		12/18/08	Fenwick Capital, LLC since
c/o TDAM USA			November 2007; teacher at
Inc.			Empire State College since
31 West 52nd			March 2008; Chief Financial
Street			Officer at Brooklyn Academy
New York, NY			of Music, Inc. from
10019			September 2007 to December

Age: 57			2007; Consultant to the
Health Care Chaplaincy from
February 2003 to June 2006;
and banking attorney in
private practice and for Dime
Bancorp, Inc. from January
1998 through 2005.

DONALD J. HERREMA	Director	Since	Senior Advisor of Stone Point	11	None.
		3/30/09	Capital since 2008; Managing
c/o TDAM USA Inc.			Director of Morgan Stanley, Head
31 W. 52nd			of Private Wealth Management
Street			(Americas) for Morgan Stanley,
New York, NY			Chairman of Morgan Stanley Trust
10019			and Member of Global Wealth
Management for the Executive
Age: 56			Committee for Morgan Stanley
2006 through 2008; Chairman,
CEO and Director of Loring Ward
International, LTD. from 2005 through
2006; Founder of BlackSterling
Partners, LLC in 2004; CEO of Atlantic
Trust, Private Wealth Management
of INVESTCO, PLC from 2001
through 2004; Chief Executive
Officer of Bessemer Trust from 1993
through 2000; President of Wells
Fargo Securities and Head of the
Mutual Funds Division from 1981
through 1993; Trustee of Christ
Church (NYC) since 1999; Trustee
of Whittier College since 1995.

Interested
Director

GEORGE F.	Chairman	Since	Managerial and Financial	11	None.
STAUDTER†††	and Director	12/12/95	Consultant, rendering
investment management, tax
c/o TDAM			and estate planning services
USA Inc.			to individual clients, and
31 West 52nd			strategic planning advice to
Street			corporate clients, since 1989.
New York, NY
10019

Age: 77

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Directors

MARK BELL	President and	Since	Since 2004, Managing Director,
	Chief	9/22/08	Relationship Management of TD Asset
c/o TDAM	Executive		Management; from 2002 to 2004 Managing
USA Inc.	Officer		Director, Portfolio Management of TDAM.
31 West 52nd Street
New York, NY 10019

Age: 39

MAYA GITTENS	Chief Legal	Since	Since April 2007, Secretary of the
	Officer and Anti-	9/22/08	Investment Manager; since October
c/o TDAM	Money		2006, Vice President and Director of
USA Inc.	Laundering		the Investment Manager; from June
31 West 52nd Street	Officer		2006 through October 2007, attorney,
New York, NY 10019			United States Securities and Exchange
Commission.
Age: 39

ERIC	Treasurer and	Since	Since November 2004, Fund Accounting
KLEINSCHMIDT	Chief	9/22/08	Director of SEI Investments; from July
	Financial		1999 to November 2004, Fund Accounting
c/o SEI Investments	Officer		Manager of SEI Investments.
One Freedom Valley
Drive
Oaks, PA 19456

Age: 40

MARC ALMES	Assistant	Since	Since January 1999, Fund Accounting
	Treasurer	9/22/08	Manager at SEI Investments; from 1996
c/o SEI Investments			to 1998 Fund Accounting Supervisor at
One Freedom Valley Drive			SEI Investments.
Oaks, PA 19456

Age: 37

JACK P. HUNTINGTON	Secretary	Since	Since September 2008, Vice President of
		2/27/09	Regulatory Administration, Citi Fund
c/o Citi Fund Services			Services Ohio, Inc.; from October 2004
Ohio, Inc.			through September 2008, Senior Counsel,
100 Summer Street,			MetLife, Inc.
Suite 1500
Boston, MA 02110

Age: 38

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served	Principal Occupation(s) During Past 5 Years

MICHELE R.	Chief Compliance	Since	Since January 2006, Managing
TEICHNER	Officer, Vice	6/11/04 and	Director; Senior Vice President of
	President and	11/2/99	Investment Manager from August 1996
c/o TDAM	Assistant		to December 2005 and TD Waterhouse
USA Inc.	Secretary		Investor Services, Inc. from June 1997
31 West 52nd Street			to December 2005.
New York, NY 10019

Age: 49

†	The table shows the time period for which each individual has served as Director and/or Officer. There is no set term of office for Directors and Officers.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2008.
†††	Mr. Staudter is considered an “interested person” of the Company because he owns shares of Toronto-Dominion Bank stock.

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Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating. The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2008.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2008.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. This Committee will not normally consider nominees recommended by shareholders. The Nominating Committee met one time during the fiscal year ended October 31, 2008.

Ownership of Shares by Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2008, are set forth below.

Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Director in Fund Complex

Dollar Range of Equity Securities in each Portfolio
Name of Director

Independent Directors
Richard W. Dalrymple	none	none
Peter B. M. Eby	none	none
Lawrence J. Toal	none	none
James E. Kelly	New York Portfolio — Investor Class:	$1 - $10,000
$1 - $10,000
Donald J. Herrema*	N/A	N/A

Interested Director
George F. Staudter	Money Market Portfolio — Investor Class:	over $100,000
$50,001-$100,000
Money Market Portfolio — Premium Class:
over $100,000
Municipal Portfolio — Investor Class:
over $100,000

* Donald J. Herrema was elected to the Board on March 30, 2009.

On January 31, 2009, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

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Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2008.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Richard W. Dalrymple	N/A	N/A	N/A	$0	N/A
Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A
James E. Kelly	N/A	N/A	N/A	$0	N/A
Donald J. Herrema	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, Citi Fund Services Ohio, Inc., SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2008, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members (1)

Independent
Directors
Richard W. Dalrymple	$64,500	$0	$0	$64,500
Peter B. M. Eby	$69,250	$0	$0	$69,250
Lawrence J. Toal	$67,875	$0	$0	$67,875
James E. Kelly(2)	$0	$0	$0	$0
Donald J. Herrema(3)	$0	$0	$0	$0
Interested Director
George F. Staudter(4)	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

(2)	Mr. Kelly was elected to the Board on December 18, 2008.

(3)	Mr. Herrema was elected to the Board on March 30, 2009.

(4)	Mr. Staudter is an Interested Director who is paid by the Investment Manager.

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INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Financial Group”). As of October 31, 2008, the TD Bank Financial Group had over $151 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2008, had total assets under management of approximately $27 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors’ approval of the Investment Management Agreement is available in the Funds’ semi-annual shareholder report for the fiscal period ended April 30, 2008.

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For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Portfolio over $2 billion. Prior to February 1, 2006, the Investment Manager received for its services to the Portfolios an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses in an effort to maintain certain net yields for the Portfolio. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio
Year ended October 31, 2008	$16,305,336	$0
Year ended October 31, 2007	$9,570,968	$0
Year ended October 31, 2006	$11,014,711	$519,422

U.S. Government Portfolio
Year ended October 31, 2008	$3,279,480	$0
Year ended October 31, 2007	$1,836,782	$0
Year ended October 31, 2006	$2,494,353	$141,839

Municipal Portfolio
Year ended October 31, 2008	$913,626	$0
Year ended October 31, 2007	$767,587	$0
Year ended October 31, 2006	$1,198,839	$84,603

California Portfolio
Year ended October 31, 2008	$389,497	$0
Year ended October 31, 2007	$308,852	$0
Year ended October 31, 2006	$496,941	$68,277

New York Portfolio
Year ended October 31, 2008	$218,411	$0
Year ended October 31, 2007	$150,307	$0
Year ended October 31, 2006	$242,539	$37,698

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Administration

Pursuant to an Administration Agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation. Prior to February 1, 2006, the Administrator received for its services to the Portfolios an annual fee, accrued daily and payable monthly, of 0.10% of average daily net assets of each Portfolio.

The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$1,652,315	$155,246

U.S. Government Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$377,411	$40,914

Municipal Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$182,552	$24,173

California Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$74,635	$19,508

New York Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$38,342	$10,772

The Administrator has entered into a Sub-administration Agreement with Citi Fund Services Ohio, Inc.(“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company. Under this Sub-administration Agreement, the Administrator pays Citi’s fees for

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providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the 12b-1 Plan does not provide for the payment of fees to the Distributor for these services, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Independent Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Directors have adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets and the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

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The Portfolios have entered into a Rule 12b-1 Agreement with TD AMERITRADE, Inc. (“TD AMERITRADE”), an affiliate of the Investment Manager, pursuant to which the Investor Class of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.45% of its annual average daily net assets and the Premium Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.365% of its annual average daily net assets.

The 12b-1 Plan also provides that TDAM and TD AMERITRADE Clearing, Inc. (“TD Clearing” or the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board of Directors will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees with respect to a Class of a Portfolio without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (ii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Class of a Portfolio by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of such Class.

For the fiscal year ended October 31, 2008, the Portfolios paid the following amounts pursuant to the 12b-1 Plan:

Fee Paid

Money Market Portfolio — Investor Class
Year ended October 31, 2008	$42,295,817

Money Market Portfolio — Premium Class
Year ended October 31, 2008	$5,256,290

U.S. Government Portfolio — Investor Class
Year ended October 31, 2008	$9,878,410

Municipal Portfolio — Investor Class
Year ended October 31, 2008	$3,085,498

California Portfolio — Investor Class
Year ended October 31, 2008	$1,264,514

New York Portfolio — Investor Class
Year ended October 31, 2008	$654,403

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Shareholder Servicing

The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to each Class of each Portfolio pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to each respective Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% (0.05% in the case of the Premium Class of the Money Market Portfolio) of the average daily net assets of the respective Class. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to a Class by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD AMERITRADE (the “TD AMERITRADE Agreement”), TD AMERITRADE has agreed to provide shareholder services to each Portfolio and Class pursuant to the Servicing Plan. The Company may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD AMERITRADE Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD AMERITRADE Agreement. The TD AMERITRADE Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD AMERITRADE Agreement. Each Portfolio or TD AMERITRADE may terminate the TD AMERITRADE Agreement on 15 days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD AMERITRADE Agreement may terminate the TD AMERITRADE Agreement any time without penalty. The TD AMERITRADE Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

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The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD AMERITRADE Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio — Investor
Class
Year ended October 31, 2008	$23,497,625	$0
Year ended October 31, 2007	$24,275,723	$0
Year ended October 31, 2006	$18,831,405	$388,114

Money Market Portfolio — Premium
Class
Year ended October 31, 2008	$720,033	$0
Year ended October 31, 2007	$780,036	$0

U.S. Government Portfolio — Investor
Class
Year ended October 31, 2008	$5,487,994	$0
Year ended October 31, 2007	$4,661,720	$0
Year ended October 31, 2006	$4,030,042	$102,284

Municipal Portfolio — Investor Class
Year ended October 31, 2008	$1,714,162	$0
Year ended October 31, 2007	$1,889,546	$0
Year ended October 31, 2006	$1,856,155	$60,431

California Portfolio — Investor Class
Year ended October 31, 2008	$702,506	$0
Year ended October 31, 2007	$762,471	$0
Year ended October 31, 2006	$775,888	$48,769

New York Portfolio — Investor Class
Year ended October 31, 2008	$363,556	$0
Year ended October 31, 2007	$372,845	$0
Year ended October 31, 2006	$366,711	$26,927

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

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TDAM, TD Bank, TD AMERITRADE, TD Clearing and TD AMERITRADE Holding Corporation entered into a Services Agreement, pursuant to which TD AMERITRADE agreed to perform certain shareholder support and marketing services for the Portfolios, and TD Clearing agreed to provide transfer agency services, in each case in respect of TD AMERITRADE clients. The Portfolios will pay TD AMERITRADE through its clearing affiliate TD Clearing for its marketing support services under the Rule 12b-1 distribution plan. The Portfolios separately pay TD AMERITRADE under the shareholder servicing plan for shareholder support services, and TD Clearing for its transfer agency services. In addition, TDAM or an affiliate may from time to time pay additional amounts to TD AMERITRADE as compensation for its distribution activities in respect of the Portfolios.

Transfer Agent and Custodian

TD Clearing,100 North Ameritrade Place, Bellevue, NE 68005, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent (the “Transfer Agent”) for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of the Investor Class of each Portfolio and 0.05% of the average daily net assets of the Premium Class of the Money Market Portfolio.

The Transfer Agent is permitted, with prior written consent of the Company or a Portfolio, to delegate some or all of its obligations under the Transfer Agency Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

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For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Portfolio. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with this Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship,

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with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors

Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation

The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO

Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

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Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board

The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals

Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

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2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers

A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.

Fair Price Proposals

Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels

Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts

Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups

Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected

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shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)

Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock- up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution

The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market

The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan

The Investment Manager prefers option plans that include a shareholder- approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

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Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change

The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans

The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors

In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside

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directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes

Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class

The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization

The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

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Private Placements

Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks

Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally

As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate information which the company must disclose or considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues

The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. Where TDAM believes that adopting the proposal will materially improve the Investment Manager’s risk/return profile of the company (net of the direct and indirect costs of adopting the proposal), the Investment Manager will generally vote in favour of it.

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6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business

The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to provide voting recommendations and to vote routine proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS identifies a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios or Classes, as applicable, on the basis of relative net assets at the time of allocation,

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except that expenses directly attributable to a particular Portfolio or Class are charged to that Portfolio or Class.

Codes of Ethics

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order or payment are received by a Portfolio.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio’s NAV at $1.00 per share.

Dividends paid by a Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

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Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals and other non-corporate shareholders for taxable years beginning on or before December 31, 2010), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net

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realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders for taxable years beginning on or before December 31, 2010 and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues — Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of

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bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Portfolio, California Portfolio or New York Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of these Portfolios and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Portfolio, California Portfolio or New York Portfolio that represents income derived from certain revenue or private activity bonds held by such Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 or 2010 is not an item of tax preference for purposes of the AMT, and interest on tax-exempt bonds issued in 2009 and 2010 is not included in corporate adjusted current earnings. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Portfolio, California Portfolio or New York Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from such Portfolios may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

California Income Tax Issues — California Portfolio. As long as the California Portfolio continues to qualify as a regulated investment company under the Code, it will incur no California income or franchise tax liability on income and capital gains distributed to its shareholders.

California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For the Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes.

California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference.

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Dividends and distributions from the Portfolio are not exempt from California state corporate income or franchise taxes.

New York Income Tax Issues — New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2008, the Municipal Portfolio had capital loss carryforwards of $33,063. As of October 31, 2008, the California Municipal Portfolio had capital loss carryforwards of $7,176. For federal income tax purposes, capital loss carryforwards generally may be carried forward and

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applied against future capital gains. The Portfolios’ capital loss carryforwards will expire between October 31, 2013 and October 31, 2016.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, for taxable years beginning before January 1, 2010, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Portfolio to a foreign shareholder and designated as such by the Portfolio would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived

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from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio’s net short-term capital gains over net long-term capital losses. The Portfolios intend to make such designations. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of

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purchase orders, payment is received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7.

Each Portfolio must adhere to certain conditions under Rule 2a-7. The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by financial intermediaries that have entered into selling agreements with the Distributor.

The Investor Class of each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. For the Premium Class shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD AMERITRADE customers with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts) of shares. The Premium Class of the

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Money Market Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement accounts) for each shareholder account. The Money Market Portfolio may waive these requirements at any time in its discretion. In addition, the Transfer Agent may charge a $5.00 fee for redemptions of less than $5,000 worth of shares of the Premium Class shares of the Money Market Portfolio. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD AMERITRADE or any of its subsidiaries.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by the financial intermediary through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by your financial intermediary with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio’s portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings and emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Portfolio or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio or Class. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio, and shareholders of a Class will have the exclusive right to vote on any 12b-1 Plan related only to that Class. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

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The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001: 29 billion shares of the Money Market Portfolio with 12 billion shares designated to the Investor Class, 2 billion shares designated to the Premium Class, 10 billion shares designated to Class A, and 5 billion shares designated to the Select Class; 14 billion shares of the U.S. Government Portfolio with 8 billion shares designated to the Investor Class and 6 billion shares designated to Class A; 10 billion shares of the Municipal Portfolio with 5 billion shares designated to each of the Investor Class and Class A; 8 billion shares of the California Portfolio with 6 billion shares designated to the Investor Class and 2 billion shares designated to Class A; and 4 billion shares of the New York Portfolio with 2 billion shares designated to each of the Investor Class and Class A. Each share of an investment Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Portfolio’s/Class’s outstanding shares as of January 31, 2009.

Portfolio/Class	Shares	% of Class

Municipal Portfolio
– Class A
William Smith	$29,818,293	6.92%
4325 E. 51st Street
Tulsa, OK 74135

New York Municipal Money Market Portfolio
– Investor Class
Susan Rosenberg	6,941,846	5.57%
P.O. Box 11046
Albany, NY 12211

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ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S, MOODY’S INVESTORS SERVICE, FITCH, AND DBRS RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

When Fitch assigns ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated F-1, F-2 or F-3.

DBRS fundamentally defines its credit ratings as forward-looking measures that assess an issuer’s ability and willingness to make timely payments of principal and interest. Any credit rating is

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never static, as the economic and competitive environment in which many companies operate is constantly changing. DBRS ratings for cyclical companies address credit risk through the cycle and do not contemplate rating changes as business cycles move, unless these moves result in a fundamental weakening of the credit. As such, DBRS accounts for risk through the business cycle by allowing a degree of variability in relative creditworthiness within each rating category. This allows credit quality to fluctuate within the bounds of the rating, without requiring an upgrade or downgrade. Credit ratings are not buy, hold, or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations. Furthermore, DBRS and its analysts have no involvement in the pricing or trading of rated securities. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated R-1, R-2, R-3, R-4 or R-5.

MUNICIPAL NOTES

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

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Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

FITCH BOND RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

DBRS BOND RATINGS

AAA. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A. Long-term debt rated "A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

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STATEMENT OF ADDITIONAL INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio — Class A and Select Class
TDAM U.S. Government Portfolio — Class A
TDAM Municipal Portfolio — Class A
TDAM California Municipal Money Market Portfolio — Class A
TDAM New York Municipal Money Market Portfolio — Class A

dated February 27, 2009
As supplemented April 9, 2009

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 28, 2009 (the “Prospectus”) for Class A and the Select Class of the TDAM Money Market Portfolio (the “Money Market Portfolio”), and Class A of each of the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”), each a series (each a “Portfolio”) of TD Asset Management USA Funds Inc. (the “Company”). This SAI relates solely to Class A of each Portfolio and the Select Class of the Money Market Portfolio (collectively, the “Classes”). The Prospectus is incorporated by reference into this SAI.

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2008, including the independent registered public accounting firm’s report thereon, are included in the Portfolios’ Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to the Company at TD Asset Management USA Funds Inc., c/o TD AMERITRADE, Inc., P.O. Box 2209, Omaha, NE 68103-2209, call (800) 669-3900, or visit the following website: http://tdamusa.com.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

INFORMATION ABOUT CALIFORNIA	21

INFORMATION ABOUT NEW YORK	35

DISCLOSURE OF PORTFOLIO HOLDINGS	60

PORTFOLIO TRANSACTIONS	60

MANAGEMENT OF THE COMPANY	62

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	68

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	75

DIVIDENDS AND TAXES	85

SHARE PRICE CALCULATION	91

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	92

SHAREHOLDER INFORMATION	93

ANNEX A — RATINGS OF INVESTMENTS	94

TD ASSET MANAGEMENT USA FUNDS INC.

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Portfolio offers two or more classes of shares. This SAI pertains to Class A of each Portfolio and the Select Class of the Money Market Portfolio.

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio is “diversified” as that term is defined in the Investment Company Act. Each of the California Portfolio and the New York Portfolio is “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio or Class means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio or Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio or Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share.

Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded.

Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A — Ratings of Investments.”

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price. Since mid-2008, many providers of credit enhancement facilities have experienced ratings downgrades as part of the credit crisis that has been experienced in the United States as well as internationally.

Foreign Securities

Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However on September 7, 2008, due to the value of Fannie Mae's and Freddie Mac's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio's shares.

Illiquid Securities

Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Neither the California Portfolio nor the New York Portfolio have purchased Auction Rate Securities as part of the 10% limit on illiquid securities and it is not expected that either Portfolio will be purchasing Auction Rate Securities in the future.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, each Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio. Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. However, pursuant to the American Recovery and Reinvestment Act of 2009, no bond issued after December 31, 2008, and before January 1, 2011, will be considered a private activity bond.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board of Directors would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features. Since mid-2008, many providers of liquidity facilities have experienced ratings downgrades as part of the credit crisis that has been experienced in the United States as well as internationally.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A — Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio must limit investment in second tier “conduit securities” (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio’s total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

Section 4(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 331/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes and, in the case of the California Portfolio and the New York Portfolio, to California state or New York state (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio of the Company. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the “State”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the California Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the California Portfolio.

Overview

California, as the rest of the nation, is mired in a severe economic recession at the start of 2009. Starting in late 2007 the housing sector in California started to slump, and California has had some of the areas most heavily affected by home foreclosures and drop in housing prices. Job losses across a wide range of economic sectors accelerated during 2008 and appear to be continuing. The State’s unemployment rate went from 5.9% at the start of 2008 to over 10% at the start of 2009.

The poor economy, large losses in stock markets and falling home values on which property taxes are based have all led to a dramatic reduction in tax revenues of all categories at both the state and local levels, as compared to projections made at the start of the 2008-09 fiscal year (July 1, 2008). In November, 2008, the Governor announced that despite the enactment in mid-September, 2008 of a 2008-09 budget which was supposed to be in balance, new projections showed that a budget gap between expected revenues and expenditure obligations if no action was taken, would be in excess of $40 billion for the two fiscal years 2008-09 and 2009-10. The Governor called the Legislature into special session to address the budget problem, but resistance by certain legislators to tax increases led to a stalemate lasting until mid-February, 2009. At that time a budget compromise was finally reached which could obtain 2/3 majority votes in both houses of the Legislature, which was designed to bridge the gap by a combination of expenditure reductions, revenue increases, application of federal economic stimulus moneys and some borrowing. (See below for details on the budget package.) Significant elements of the budget package (including a proposed $5 billion borrowing against future revenues from the State Lottery) will depend on voter action; six fiscal measures will be voted upon at a special statewide election to be held on May 19, 2009.

The sharp drop in revenues at the start of the 2008-09 fiscal year led to a cash shortfall for the State General Fund. The long delay in adopting a budget, combined with severe disruptions in the municipal bond and other capital markets starting in the fall of 2008, prevented the State from selling long-term bonds and limited its ability to sell short-term revenue anticipation notes. As a result, the State stopped using internal funds to finance construction projects which had been approved by the voters for general obligation bonds in December 2008, because funds were no longer available and there were no bond proceeds to repay the internal loans. At the start of February, 2009, the State Controller started to defer making payments of State obligations, including tax refunds, payments to vendors and payments to counties for social service programs. Adoption of the budget package in mid-February has allowed the Controller to catch up on these deferred payments in March, 2009, but the State was seeking to sell additional short-term cash flow notes to cover an expected cash shortfall at the beginning of April, 2009. While the State expects it can meet all its cash requirements through June, 2009, it will face very serious cash flow pressures starting in July, 2009 and will have to access external markets and take other cash management steps to be able to pay all its ongoing obligations in the 2009-10 fiscal year. Despite these cash pressures, State officials have emphasized that payments of debt service on State bonds have a very high priority and are expected to be made on time in any circumstances.

In mid-March, 2009 the State’s Legislative Analyst reported that it projected that the economy would be weaker and recovery would take longer than had been projected at the time the mid-February budget package was adopted. The Analyst projected that revenues in fiscal 2009-10 would be about $8 billion lower than previous projections, leaving the 2009-10 budget at least $6 billion out of balance (assuming no reserve) without further actions. The Administration will release its updated revenue projections in late May or early June, and will present its proposals to close any identified budget gap.

Expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. These pressures will be greater now that more reductions in State aid have been adopted as part of the 2009 budget solutions, particularly for schools and social services. Furthermore, local tax revenues, especially property taxes and sales taxes, will be significantly lower than expected. One city, Vallejo, in Solano County, has entered bankruptcy under Chapter 9 of the federal bankruptcy code, and there can be no assurance other cities or counties may not have to follow suit.

Economic Factors

California’s economy is the largest among the 50 states and one of the largest 8 in the world. The State’s population of about 38.1 million (July 1, 2008 estimate) represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990’s due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. Typically during periods of economic recession, there is a net outflow of population with the other 49 states, but foreign immigration and births result in an overall populations increase. California’s population is perhaps the most diverse in the nation, with no single ethnic group having a majority in the State. The Hispanic population is expected to be the largest ethnic group in the State within 10 years.

Total personal income in the State, at an estimated $1,519 billion in 2007, accounts for about 13% of all personal income in the nation. Total civilian employment was over 17.2 million in 2007 (estimated), the majority of which is in the service, trade and manufacturing sectors. However, the State lost more than 150,000 jobs during 2008.

As stated in “Overview” above, in early 2009 the State’s economy is in a severe downturn, marked by job losses, limited credit availability, shrinking investment values, very low level of new home construction, reduced commercial and nonresidential construction, falling home prices in most parts of the State, high rates of foreclosure in certain areas (particularly interior counties and the Central Valley), and a sharp reduction in consumer spending, including a large drop in automobile sales. By early 2009 home sales were higher than year earlier figures, as the large inventory of bank-owned property was being sold at much depressed prices. New home sales were still anemic. Exports held up in the earlier part of 2008, but fell sharply in the last quarter of 2008 as the worldwide economic slowdown affected countries which have been purchasing California goods. The State Department of Finance predicts stagnant or negative economic growth in 2009, with slow growth starting only late in 2009 or in 2010. The State unemployment rate reached 10.5% in February, 2009, the highest rate in more than 25 years.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related”for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was about $16.9 billion below the limit in 2007-08, and will be about $21.3 billion below its limit in 2008-09.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2009, the State had outstanding approximately

$46 billion of long-term general obligation bonds and $7.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $10.5 billion of general obligation bonds which were supported by other revenues, including economic recovery bonds payable from a special sales tax. As of January 1, 2009 the State had about $67.7 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $11.5 billion of authorized and unissued lease-purchase debt. In the 2007-08 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.67% of General Fund revenues. See also “Bond Ratings” below.

In light of the substantial new bond authorizations approved by the voters and the Legislature since 2006 (totaling about $60 billion), issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase substantially in coming years. However, the exact amount which may be issued will depend on market conditions, the rating of State bonds, and other factors. The State did not issue any general obligation or lease-revenue bonds between July, 2008 and February, 2009, pending resolution of budget difficulties, but expects to re-enter the market in March, 2009.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than the State’s general obligation bonds. The State’s Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State’s faith and credit or taxing power.

Recent Financial Results

The principal sources of General Fund tax revenues in 2007-08 were the California personal income tax (53 percent of total tax revenues), the sales and use tax (26 percent), and the corporation tax (12 percent). A large portion of personal income tax receipts is typically derived from capital gains realizations and stock option income. These sources are particularly volatile, and with the steep stock market losses in 2008 and continuing, the Department of Finance has projected that this source of revenue will drop to around 5 percent of General Fund revenues in 2008-09 and 2009-10, about one third of their level of several years ago. This is one of the largest components of the expected drop in personal income tax receipts in the current economic slowdown.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980’s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities. The State’s annual contributions to the Public Employee’s Retirement System have increased from $157 million in the 2000-01 fiscal year to $3.0 billion in the 2008-09 fiscal year. The State will pay about $1.3 billion in the 2008-09 fiscal year for “pay as you go” funding for health benefits for retired State employees, almost double what it paid in 2002-03. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability. An actuarial study released in February, 2009 estimates that, absent setting aside funds for future costs, the State’s unfunded liability for future health costs, as of June 30, 2008, was about $48.2 billion. The Administration and Legislature have not yet made decisions on how to address these future costs. The State’s credit ratings may be affected if the State does not reduce or manage the unfunded liability.

Balanced Budget Amendment

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves. After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called into special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

The Amendment also created a “rainy day” reserve called the Budget Stabilization Account (“BSA”) in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The initial transfers of $944 million and $2.045 billion took place in September 2006 and September 2007. The transfers would continue until the BSA reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion has been transferred to retire economic recovery bonds. Because of the current budget shortfalls, the Governor has announced that the BSA transfer will be suspended for fiscal year 2008-09, and the Governor has transferred the current BSA balance of $1.5 billion to the General Fund to increase 2007-08 revenues.

Aspects of this Amendment would be modified by a new proposed spending limit, which will appear on the statewide special election ballot in May, 2009, which is described further below.

A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

State-local Fiscal Relations

In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of State general fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, general fund revenues fall short of the projections on which the original appropriations to schools were made.

2008-09 State Budget

With the State heading into an economic slowdown (the extent of which was not yet known), the Governor in January 2008 projected a $24 billion budget gap for combined 2007-08 and 2008-09. The Governor took some immediate steps, including applying $1.5 billion from the Budget Stabilization Account (see “Balanced Budget Amendment” above) and issuing $3.3 billion of remaining authorized deficit bonds which had been approved in 2004. In addition, the Legislature adopted some expenditure reductions in a special session in February 2008. The total budget solutions adopted at that time was about $7 billion.

Original 2008 Budget Act

The 2008 Budget Act (for the 2008-09 fiscal year) was delayed for the longest period in State history, as adoption of the budget requires 2/3 approval in each house of the Legislature and minority Republicans disagreed with the budget plans proposed by the majority and the Governor. The 2008 Budget Act was finally approved in late September, 2008, almost 3 months into the fiscal year. During the period without a budget, many State obligations remained unpaid although all debt service payments were made.

The remaining $17.3 billion budget gap was closed with a combination of elements. Expenditure reductions ($7.9 billion) comprised almost half the total solutions, and the 2008 Budget Act held total General Fund expenditures to almost the same level as the prior year. Another $8.4 billion of the solutions came from a variety of revenue enhancements, including accelerating estimate tax payments by individuals and corporations, changing corporate tax deductions, and making an account adjustment. There were also a number of internal loans and fund transfers to General Fund programs and payment deferrals. There was no external borrowing for budgetary relief.

Because of the budget pressures, the Governor suspended the transfer of moneys to the Budget Stabilization Account for the 2008-09 fiscal year. The Governor also proposed changing the State Lottery law to allow future revenues to be used to secure a bond issue which would assist in a future budget. This action would require voter approval. The final 2008 Budget Act assumed

General Fund revenues of $102 billion, expenditures of $103.4 billion and a reserve of $1.7 billion (the remaining funds coming from accumulated surpluses from the prior year).

Revised 2008 Budget Estimates

Within a short time after the 2008 Budget Act was adopted, receipts from the major tax sources showed significant shortfalls from projections, and the Administration reviewed its estimates. Starting in November, 2008 and updated in late December, the Administration reported that the economic slowdown and its corresponding effect on revenues would result in a severe impact on the State’s finances. The major elements of the new estimates were that prior years’ resources were reduced by $1.6 billion, and the current year (2008-09) revenues were now projected to be about $12 billion lower, mostly in lower personal income taxes and corporation taxes.

The Governor proposed a combination of expenditure reductions and revenue (mostly tax) increases, and called special sessions of the Legislature three times starting November 5, 2008, in order to address the impending fiscal crisis, which when extended to the 2009-10 fiscal year totaled over $40 billion imbalance between revenues and expenditures. However, because of resistance by Republicans to any tax increases, no action was taken before the end of 2008.

Revised 2008-09 Budget Act and 2009-10 Budget Act

February, 2009 Budget Compromise

Negotiations continued into January and February, 2009, to enact a budget compromise which would solve the estimated $40 billion budget gap for the two fiscal years. A budget agreement was finally reached with the signing of a package of bills (the “2009 budget package”) by the Governor on February 20, 2009, after the minimum number of Republican members (three each in the Assembly and Senate) agreed to support the compromise. A total of $41.6 billion of “solutions” was enacted, of which $11.3 billion will help balance the 2008-09 budget and the remainder will apply to 2009-10. One of the bills passed by the Legislature was, in fact, the fiscal year 2009-10 Budget Act in its entirety. The compromise included the follow major elements:

     —     Expenditure reductions of $14.9 billion. Some of these reflect decisions not to allow increases in programs which would otherwise have occurred, such as cost of living raises. The largest reductions were to K-14 schools under Proposition 98, over $8.3 billion for the two years. In part to allow school districts to handle these reductions, State laws which mandated dozens of “categorical” programs were eliminated, with only a handful of mandates remaining, so local officials have greater flexibility to use State funds.

             In addition to K-14 schools, there were cuts to higher education (both the University of California and California State Universities will cut freshman enrollment next year and raise student fees), health and welfare programs, corrections and general government. The Governor ordered State employees to take two days of unpaid furlough per month for a savings of $1 billion over the two year period.

     —     Revenue increases of $12.5 billion. The major components are:

             —     One cent increase in the State sales tax

             —     Increase of the vehicle license fee from 0.65 percent to 1.15 percent

             —     0.25 percent increase in personal income tax rates

             —     Reduction of the dependent credit on personal income tax returns

             All of these tax increases are temporary (except a small portion of the VLF increase which will be dedicated to support local police forces) and will expire in 2012 or 2013. However, if voters fail to approve Proposition 1A on the May 19, 2009 special election ballot (discussed below), the tax increases will terminate in 2011.

     —     Federal funds from the economic stimulus bill. The Department of Finance originally estimated that the State will receive at least $7.9 billion from this law to offset General Fund costs, which estimate was subsequently raised to $8.2 billion. The Treasurer and Director of Finance are directed to review the federal law and to determine by April 1, 2009 the total amount of State benefit which will offset General Fund costs. If that estimate reaches a total of $10 billion, some of the expenditure cuts will be canceled ($950 million) and the personal income tax increase will drop to 0.125 percent ($1.8 billion).

     —     Borrowing totaling $5.4 billion. About $5 billion of this amount is expected to come from issuing bonds secured by future revenues from a modernized State Lottery. This will require amendment of the State constitutional provisions which established the Lottery. If these changes are approved on the May 19, 2009 special election, the borrowing would take place later in the 2009-10 fiscal year.

     —     Governor’s vetoes of an additional $957 million (net) from General Fund expenditures in the 2009 Budget Act. Total vetoes were larger but were replaced with federal stimulus funds.

The 2009 budget package includes a number of actions to increase cash flow and improve cash management, including deferral of payments by the State to school districts and other local governments, and increased internal borrowable funds. The 2009 Budget Act projects a budget reserve at June 30, 2010 of $2 billion. The 2009 budget package also included bills dealing with non-budget items which were needed to obtain the necessary votes and to avoid Governor’s vetoes. These included business tax cuts, mostly to take effect in future years, easing of certain environmental laws for infrastructure projects and for air pollution controls on trucks, approval of more public-private partnerships, and agreement to place on the ballot a measure to control state spending (described below, Proposition 1A) and a measure to be voted in June 2010 to create “open primaries” for political offices.

May 19, 2009 Special Election

Several elements of the 2009 budget package require voter approval at a special statewide election to be held on May 19. These will be designated as Propositions 1A to 1F.

     Proposition 1A — This measure would modify the previous Balanced Budget Amendment by implementing a more stringent limitation on annual State spending. While the details are very complex, in broad terms a formula based on average State revenues over a previous 10-year period would establish a “target” of anticipated revenues (adjusted annually for inflation and population growth). Revenues above this target could only be used for specific purposes, such as repayment of moneys owed to K-12 schools (see Proposition 1B), building up the Budget Stabilization Account (BSA), or reduction of bonded debt.

     In addition, the target amount to go into the BSA would be raised from the current $8 billion or 5 percent of the General Fund, to 12.5 percent with no cap (that would equal about $12 billion currently). Transfers out of the BSA would be limited to specific circumstances of below average budget years, or to reduce debt or pay for infrastructure. Finally, Proposition 1A would grant the Governor new power to unilaterally reduce some annual spending in the event of budget shortfalls during a fiscal year.

     As noted above, also, if Proposition 1A is adopted, the tax increases included in the new budget package would remain in effect for 1 or 2 additional years. The fiscal impact of Proposition 1A in terms of revisions to the BSA would start to take effect in the 2010-11 fiscal year.

     Proposition 1B — This measure would provide for repayment to K-14 schools and community colleges of a total of $9.3 billion of “supplemental education” obligations starting in fiscal year 2011-12 to make up for the reductions in spending in the 2009 budget package. Proposition 1B cannot go into effect unless Proposition 1A is adopted.

     Proposition 1C — This is the measure to revise the State Lottery law to modernize the operations of the Lottery and allow future lottery receipts to be used to repay borrowing which would fill budget gaps. The current use of Lottery moneys to support public schools ($1.2 billion annually) would be shifted to a State General Fund obligation.

     Propositions 1D and 1E — These measures would revise certain previously approved voter initiatives which created special tax revenues, and permit some of those revenues to be used for General Fund budget relief in 2009-10. The total impact is about $825 million.

     Proposition 1F — This measure would prevent State Legislators from receiving any pay increase in any year where there is a budget shortfall.

Budget Risks

There remain a number of risks to the 2009 budget package. These include the following:

     —     Failure to enact some of the measures on the May 19 ballot.

     —     Further weakening of revenues below the projections used for the 2009 budget package, which were last updated in late November, 2008. Economic conditions have worsened since that time. As noted under “Overview” above, the State Legislative Analyst has reported that revenues for 2009-10 may be about $8 billion below current projections, leaving a $6 billion budget gap (with no reserve).

     —     Inability of the Legislature to enact timely additional budget solutions based on the determination of continuing a budget gap when the Administration releases its updated budget projections (“May Revision”) in late May or early June.

     —     Litigation over various budget solutions in this and previous years is ongoing.

     —     Unknown costs for prison healthcare improvements, under orders of a federal court, which are being litigated.

     —     Inability to implement all the expenditure reductions anticipated.

     —     Failure to receive as much money as expected from federal stimulus funds.

     —     Inability to implement additional cash management solutions or to be able to sell cash flow notes in the markets at the start of the 2009-10 fiscal year, so that the State would be unable to pay all its obligations in a timely manner (although this should not interrupt debt service payments)

Cash Flow Requirements

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes (“RANs”), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants (“RAWs”) which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. Following the Internet crash in 2000-2001 and subsequent State budget shortfalls, the State incurred substantial deficits and cash flow shortfalls. These ultimately were resolved in the spring of 2004 from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 (“economic recovery bonds”), supported by a special 1/4 cent statewide sales tax. The State’s improving revenue and cash position (aided significantly by the infusion of $11.25 billion in proceeds from economic recovery bonds) allowed the State to reduce its annual RAN borrowings through 2006-07, when it issued only $1.5 billion. The State issued $7 billion of RANs for 2007-08.

The budget challenges starting in early 2008 led the Governor to shore up cash resources by issuing the remainder of the authorized economic recovery bonds, which generated about $3.3 billion of new cash for the General Fund in February, 2008. The Governor also obtained legislation to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual RAN issue could be sold. The budget package enacted in February, 2009 contained additional deferrals of payments to conserve cash resources for the balance of 2008-09 and into the 2009-10 fiscal year.

After the 2008 Budget Act was adopted, the State Controller estimated that the State needed to issue $7 billion of RANs to allow adequate cash management cushion during the fiscal year. The State issued $5 billion of RANs in late October, without credit enhancement, but it was not able to complete the second $2 billion of the planned financing. Without that additional money, and without Legislative action to resolve the budget shortfalls, the Controller announced that starting in February, 2009, he needed to start taking unusual steps to manage and conserve cash so that the highest priority payments, such as to schools, debt service on bonds, employee salaries, and certain federally-mandated programs, could be met. As a result, the Controller started to defer making payments otherwise owed, such as for tax refunds, vendor payments and payments to counties for certain social services. The Controller will repay all the deferrals in March, 2009.

The 2009 budget package included several cash management tools and ability for the General Fund to borrow money from additional special funds which helped alleviate the immediate cash flow crisis. However, the new revenues will not come in for several months, and the State is seeking to borrow up to $2 billion in additional short-term notes to cover a projected cash shortfall in early April. Cash flow projections made in March, 2009 estimate that the State will be able to meet all its obligations through June, 2009, including repayment of all cash flow borrowings, but the State will face a serious cash flow problem at the start of 2009-10. The State will have to rely on access to public capital markets and implement other cash management solutions to maintain adequate cash flow to pay its obligations. Given the State’s precarious fiscal condition, limited availability of credit enhancement and general volatile bond market conditions, there can be no assurance that the State will have the ability to carry out cash flow borrowings in the needed time or cost.

Strategic Growth Plan

In January 2006, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state’s infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.

In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November, 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 7, 2006 election, at which time the Governor was also re-elected to a second term in office.

In the 2007-08 Governor’s Budget, the Governor proposed a continuation of the Strategic Growth Plan to address needs which were not included in the 2006 bond package. A portion of this program was approved in May, 2007, with approval of $7.4 billion of lease-purchase bonds to address the need for additional correctional facilities, including state and county incarceration facilities and re-entry housing. In the 2008-09 Governor’s Budget, the Governor repeated his proposal for additional bond funding totaling over $38 billion for water supply and management, schools and universities, and new court houses, to be presented to the voters in 2008 and 2010. One portion of the Governor’s plan was approved by voters, a $10 billion bond measure approved in November, 2008 to provide partial funding for a high-speed rail link between San Francisco and Los Angeles with links to other cities. This plan will take many years to develop and will require significant federal, local and private funding in addition to the state bonds.

Bond Ratings

As of March 20, 2009, the ratings of the State’s general obligation bonds were Standard & Poor’s “A,” Fitch “A” and Moody’s “A2.” All three agencies lowered their ratings by one category in March, 2009.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See “Recent Financial Results—State-local Fiscal Relations” above.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period and more recently in 2008-09.

Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

California is suffering a third consecutive year of below-normal rainfall (although the current rain season will extend until April, 2009). The Governor has declared a drought emergency and asked all affected agencies to implement conservation efforts; however, mandatory water rationing has not yet been implemented. Reduced water supplies will have a negative impact on agriculture.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

2008-09 BUDGET BACKGROUND AND GENERAL FUND SUMMARY

The State’s current fiscal year began on April 1, 2008 and ends on March 31, 2009. The Legislature adopted a budget for 2008-09 by April 1, 2008, the start of the State’s fiscal year. As in past years, the Legislature enacted all debt service appropriations before the start of the fiscal year (on March 12, 2008). The Legislature completed action on the State Budget for the 2008-09 fiscal year on April 9, 2008, nine days after the start of the State fiscal year (interim appropriations were enacted for the period from April 1 to April 8 to meet contractual and other obligations until final enactment of the State Budget). The Governor did not veto any legislative additions.

In the Annual Information State (“AIS”), dated May 12, 2008, DOB projected General Fund receipts, including transfers from other funds, to total $55.6 billion in 2008-09 while General Fund spending, including transfers to other funds, is projected to total $56.4 billion in 2008-09. State Operating Funds, which is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds is projected to total $80.9 billion in 2008-09, an increase of $3.9 billion over 2007-08 results. State Operating Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to total $80.9 billion in 2008-09. All Funds receipts, the broadest measure of State revenues, are projected to total $119.9 billion in 2008-09, an increase of $4.5 billion over 2007-08 results. The total comprises tax receipts ($63.9 billion), Federal grants ($36.0 billion) and miscellaneous receipts ($20.1 billion). All Funds spending, the broadest measure of State spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $121.6 billion in 2008-09, an increase of $5.6 billion (4.8 percent) from 2007-08.

In the Updated State Financial Plan, the New York State Division of the Budget (“DOB”) projects that the State is facing a 2008-09 fiscal year budget gap of $1.6 billion which is expected to be closed with a Deficit Reduction Plan agreed to in early February 2009 by the Governor and the Legislature consisting primarily of legislative and administrative actions. Upon the closing of this budget gap, DOB estimates that the State will end 2008-09 with a General Fund balance of $1.5 billion, consisting of $1.2 billion in undesignated reserves and $287 million in designated reserves. In 2009-10, DOB projects a budget gap of $13.8 billion and that if the Legislature enacts the Executive Budget recommendations in their entirety, upon closing the 2009-10 budget gap, the year-end balance in 2009-10 is expected to decline by $272 million to a total of $1.2 billion.

In DOB’s view, the updated economic information that has become available since the Second Quarterly AIS Update, the continuing instability in the financial markets, and the uneven response to Federal government efforts to restore confidence combine to provide compelling evidence for further reducing the General Fund receipts forecast over the plan period. The impact of the recession on tax collections is expected to begin to register in the high-tax collection months that remain in the 2008-09 fiscal year as well as in the 2009-10 fiscal year. DOB has lowered the estimate of General Fund tax receipts (excluding deposits to the School Tax Relief (“STAR”) fund) by $492 million in the current year and $1.8 billion in 2009-10.

CURRENT-YEAR (2008-09) REVISIONS

The table on the following page compare operating results for the period from April 1, 2008 through December 31, 2008 to the estimates included in the Executive and Enacted Financial Plans for 2008-09, as well as actual results for the same nine-month period in 2007-2008.

General Fund

General Fund Comparison to Executive Budget Update Projections

The General Fund ended December 2008 with a cash balance of $1.7 billion, which is $195 million below the amount projected in the Executive Budget Financial Plan. General Fund receipts, including transfers from other funds, were $71 million lower than projected, which is primarily due to the timing of expected fund sweeps from various special revenue accounts, partly offset by the unplanned receipt of $50 million from the recent Attorney General settlement with Citigroup. The variance in net tax receipts is small, but individual categories did vary from planned levels, including lower than expected collections from user taxes and fees ($95 million) that is partly offset by higher personal income tax receipts ($115 million).

General Fund disbursements through December 2008, including transfer to other funds, totaled $39.2 billion, $118 million higher than projected. The largest spending variances included:

  All Other Education ($99 million lower than planned): Largely due to lower-than- expected disbursements for special education categorical programs and nonpublic school aid, both of which are expected to occur later in the fiscal year. Payment of nonpublic school aid is expected to occur later due to an extension in the filing date for submission of claims by nonpublic schools.

  General State Charges ($86 million higher than planned): Primarily attributable to slower than projected fringe benefit escrow payments, mainly from the Mental Hygiene agencies. These payments are now expected to be made in January 2009.

  State Operations ($53 million higher than planned): SUNY, State Police and Tax and Finance personal service spending exceeded projections. These variances are expected to be resolved through the planned use of other financing sources that will offset costs later in the fiscal year.

General Fund Comparison to 2008-09 Enacted Budget Projections

Through December 2008, General Fund receipts, including transfers from other funds, were $69 million more than the initial forecast. This variance is mainly due to higher-than-expected collections in personal income tax ($692 million), estate and gift taxes ($128 million), and transfers from other funds ($66 million), which are partly offset by lower receipts in business taxes ($581 million) and sales and use taxes ($260 million).

     General Fund disbursements were $866 million lower than projected at the time of the Enacted Budget. The largest spending variances include:

  School Aid ($387 million lower than planned): Reflects lower-than-expected general aid payments and lower-than-expected claims for categorical aid programs.

  Children and Families ($240 million lower than planned): Driven largely by the timing of Child Welfare Services payments.

  Medicaid ($157 million lower than planned): Results from the timing of Medicaid offsets, as well as the timing of Medicaid-related spending in the Mental Hygiene agencies. Medicaid offsets were taken at an accelerated rate earlier in the fiscal year, which reduced General Fund Medicaid spending for those months.

  Mental Hygiene ($127 million higher than planned): Medicaid spending in the Mental Hygiene agencies was higher than projected through the first nine months, however it is not expected to affect full-year projections for Medicaid spending in Mental Hygiene.

  Higher Education ($117 million lower than planned): Largely reflects actions taken since the Enacted Budget to adjust General Fund payment schedules.

  Transfers to Other Funds ($227 million lower than planned): Mainly due to lower than projected spending in capital projects.

General Fund Annual Change

On a year-over-year basis, General Fund receipts were in 2008 $2.7 billion, or 7.4 percent, higher than the same period in 2007. This annual increase is largely due to increased collections in the personal income tax ($2.3 billion), transfers from other funds ($489 million) and estate and gift taxes ($232 million), which is partially offset by decreases in business taxes ($228 million), the sales and use tax ($83 million), and all other receipts and grants collections ($40 million).

General Fund spending through December 2008 was $2.3 billion higher than actual results through December 2007. Significant changes in spending levels include:

  School Aid ($1.3 billion growth): Driven largely by the annual increase in “tail” payments for the 2007-08 school year, and partly by the annual increase in initial payments for the 2008-09 school year. On a school year basis, the State increased school aid by $1.8 billion in 2007-08, and by another $1.7 billion in 2008-09.

  Mental Hygiene ($408 million growth): Primarily due to Medicaid-related spending in Mental Hygiene agencies. Much of this spending occurred in 2008-09, resulting in the significantly higher spending in the current year.

  Children and Families ($121 million decline): Driven largely by the timing of Child Welfare Services payments.

  Medicaid ($110 million growth): Primarily reflects an additional weekly cycle payment in the first nine months of 2008 compared to the prior year.

  Temporary and Disability Assistance ($98 million decline): Primarily due to the timing of payments to local districts.

  State Operations ($894 million decline): Primarily reflects the movement of a portion of Mental Hygiene State Operations spending from the General Fund to the Special Revenue Funds, as part of the 2008-09 restructuring of Medicaid spending.

  General State Charges ($981 million decline): Primarily reflects a change in reporting related to the restructuring of Medicaid Spending, whereby fringe benefit waivers were eliminated for personal service costs supported by State and Federal Medicaid monies.

  Transfers to Other Funds ($2.4 billion growth): Primarily reflects the change in reporting related to the restructuring of Medicaid spending. Beginning in 2008-09 the State share of Medicaid payments dispersed by State-operated mental hygiene facilities is now reflected as a General Fund transfer to the new State Share of Medicaid Special Revenue Fund account. Debt Service spending is also higher ($191 million growth) due mainly to the timing of debt service payments on certain SUNY educational facilities bonds.

2008-09 Deficit Reduction Plan

The Deficit Reduction Plan (“DRP”) for 2008-09 is designed to achieve $1.6 billion in savings by March 31, 2009, which when combined with additional revenues from Attorney General litigation settlements ($125 million), will eliminate the current year deficit of $1.7 billion. As noted above, the types of DRP actions that can be implemented by the end of the fiscal year are limited by the time period and therefore were developed under separate guidelines from the Executive Budget for 2009-10. The DRP consists of actions that require legislative approval and actions that DOB expects to take administratively. Actions requiring legislative approval total $1.2 billion (77 percent of the $1.6 billion total).

In the case of health care savings, the DRP consists of cost containment measures that are applicable to the period from January 1, 2009 through March 31, 2009 (the fourth quarter of the 2008-09 fiscal year), but which will not generate actual cash savings until the first quarter of fiscal year 2009-10. The delay in savings is due to the lag between the assumed enactment of the proposals and their implementation. To realize the benefit of the savings from these cost containment measures in 2008-09, it is expected that payments to New York City related to the City University that are due in the first quarter of 2009-10 but that were budgeted in the current fiscal year will be made on their statutory due dates, not ahead of schedule.

Other legislative actions include: the transfer of assets from the Power Authority to the State under the terms of a memorandum of understanding negotiated between the Authority and the Executive; the transfer of earned Federal money related to reimbursement for the administration of child support enforcement activities; a reduction in spending for the EPF and a related transfer of excess balances; approval by the SUNY Board of Trustees of a tuition increase for SUNY; a reduction in community college base aid; elimination of a planned cash transfer to the Community Projects Fund; an across-the-board reduction to legislative initiatives authorized in the 2008-09 enacted budget; and a number of other actions to reduce planned spending.

Administrative actions include strict enforcement of the spending controls put in place in November 2008 over agency operational and capital spending, the use of existing fund balances that do not require prior legislative approval, an adjustment to the timing of the STAR payment to New York City (from December to June) on a permanent basis, and the elimination of a vacation “buy-back” program for management/confidential employees in State government.

Certain savings action originally included as part of the 2008-09 DRP have been deferred to 2009-10 to reflect the increase in expected resources in the current year and the downward revision to receipts in 2009-10. These actions include:

  Earned Federal Administration Funding: One half of the $100 million in earned Federal money related to reimbursement for the administration of child support enforcement activities is now recommended for use in 2009-10.

  Workers Compensation Board Surplus Recapture: The use of recaptured funds is now planned for 2009-10 instead of 2008-09.

  Member Items: Reflects a revision to the amount of money that can be made available to the General Fund based on spending trends.

PROJECTED GENERAL FUND YEAR END BALANCES AND BUDGET GAPS

The Updated Executive Financial Plan for 2008-09 is balanced on a cash basis in the General Fund, as required by the State Constitution. As of January 28, 2009, DOB estimates the State will end 2008-09 with a General Fund balance of $1.5 billion, consisting of $1.2 billion in undesignated reserves and $287 million in designated reserves. The projected closing balance is $94 million lower than the balance projected at the time of the Second Quarterly Update to the AIS. This is due to the expected use of the Debt Reduction Reserve for debt service costs and elimination of a planned deposit to the Community Projects Fund.

The year-end balance in 2009-10 is expected to decline by $272 million to a total of $1.2 billion. This reflects the expected use of amounts reserved for labor settlements to finance a portion of new contracts that may be agreed to during the upcoming fiscal year. It also reflects the expected spend-down of existing balances in the Community Projects Fund to finance discretionary (“member item”) spending. The DRP and Executive Budget recommend elimination of all planned deposits (totaling $226 million over two years) into the Community Projects Fund through 2009-10.

The closing balance estimates assume the successful implementation of the DRP and the enactment of the Executive Budget in its entirety. Accordingly, in the Updated Executive Financial Plan, DOB projects General Fund budget gaps of $13.7 billion in 2009-10, $17.1 billion in 2010-11, $18.6 billion in 2011-12 and, for the first time, a $19.6 billion in 2012-13, assuming enactment of all proposed Executive Budget recommendations. Since the Second Quarterly Update, DOB has increased its gap estimates by $1.3 billion in 2009-10, $1.5 billion in 2010-11 and $1.5 billion in 2011-12.

The combined four-year gap (excluding fiscal year 2012-13, which is included for the first time in the 2009-10 Executive Budget) totals $51 billion before recommendations, up by more than $4 billion compared to the Second Quarterly AIS Update. The gap for 2009-10 is the largest ever faced by the State as measured in absolute dollars, and is roughly equivalent to the magnitude of the gap that needed to be closed in 2003-04 as a percentage of the total General Fund.

2009-10 EXECUTIVE BUDGET FINANCIAL PLAN

Overview of Governor’s 2009-10 Executive Budget Recommendations

The Executive Budget would make significant progress in bringing State finances into structural balance. The gap-closing plan proposes $15.4 billion in savings and new resources to balance the budgets in the 2008-09 and 2009-10 fiscal years. The recommendations would, if approved by the Legislature in their entirety, fully balance the General Fund and HCRA in the current year and 2009-10, and leave a General Fund gap of $2.0 billion in 2010-11. The combined four-year gap (2008-09 through 2011-12) would be reduced from $51 billion to $6.2 billion, a decrease of $44.9 billion (88 percent). The Executive Budget gap-closing plan for 2009-10 is summarized in the previous table.

*Assumes enactment of Deficit Reduction Plan (DRP) in current year at levels proposed.

The Executive Budget holds 2009-10 spending flat in the General Fund and below inflation for nearly all budget measures. The State’s rainy day reserves would remain intact at $1.2 billion, equal to approximately 2.2 percent of expected spending. Non-recurring resources would total just over $1.1 billion in 2009-10, or approximately 8 percent of the total gap-closing plan. The number of State employees is expected to decline by approximately 3,100 in 2009-10, the first annual reduction in full-time equivalent headcount since 2004. The gap-closing plan is balanced with actions that are under the State’s control to enact and implement. It does not rely on the prospect of extraordinary Federal aid, which at this point remains speculative.

2009-10 RECEIPTS FORECAST

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB on a multi-year basis with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts. All Funds receipts are projected to total $120.1 billion, an increase of $3.6 billion over 2008-00 projections. The following table summarizes the receipts projections for 2008-09 and 2009-10.

RECEIPTS OVERVIEW

  Base receipt growth over the period 2005-06 to 2007-08, supported by a strong financial services sector and real estate market, averaged over 9.5 percent. However, the current decline in economic activity is estimated to negatively impact receipt growth for 2008-09 and 2009-10. As a result, base tax receipts (correcting for law changes) are expected to fall 2.1 percent in 2008-09 and 2.9 percent in 2009-10

  The negative impact of the sub-prime mortgage crisis and its aftermath on the State’s economy in general and financial services industry in particular is expected to result in major declines in bonus payouts during the current fiscal year (down 46 percent from prior year) and reduced growth in business tax receipts over the remaining years of the Financial Plan.

  The volatile real estate and financial markets represent even greater risks to revenues due to the high concentration of taxable income among a relatively small segment of the taxpaying population.

  The decline in the residential housing market is projected to largely eliminate the surge in taxable capital gains realizations associated with real estate sales that characterized the last few years.

  The economy is expected to continue to decline, and as a result, 2009-10 growth in PIT withholding and sales tax collections will be weak absent the legislation included with this Budget.

  The combined impact of the declining real estate and financial markets and the deepening recession results in estimated declines in personal income tax liability of 8.9 percent in 2008, and 7.3 percent in 2009.

  The large audit settlements associated with financial service industry firms continued into 2008-09 but are expected to be largely concluded before 2009-10, and this loss of resources must be compensated for by other tax compliance actions included with the Executive Budget.

Base Growth

Base growth in tax receipts is estimated to decline 2.1 percent adjusted for law changes for fiscal year 2008-09 and a further 2.9 percent for 2009-10. Overall base growth in tax receipts is dependent on many factors. Over the past several fiscal years the most important factors explaining tax receipt growth have been related to:

  improvements in overall economic activity, especially in New York City and surrounding counties;

  continued profitability and compensation gains of financial services companies; • continued growth in the downstate commercial real estate market; and • continued positive impact of high-income taxpayers on personal income tax growth.

Each of these factors is expected to retard growth in 2008-09 and 2009-10.

Revenue Actions

Balancing the budget exclusively through spending reductions in 2009-10 would require an extraordinary retrenchment in State services. Absent any actions to raise revenues, General Fund spending would have to be reduced by over $13 billion from the level required to meet existing commitments – and by over $6 billion, or 11 percent, from the 2008-09 year – to achieve a balanced budget in 2009-10. Spending reductions of this magnitude in a recession could threaten to slow a future recovery, as well as raise potential health and public safety concerns.

Accordingly, the Executive Budget includes a package of tax increases and other revenue enhancements to help close the budget gap. DOB projects that the revenue actions will result in an increase of $3.1 billion in 2009-10, $3.6 billion in 2010-11, $3.5 billion in 2011-12 and $3.0 billion in 2012-13.

The largest actions include: increasing the gross receipts assessment on utilities from 1 percent to 2 percent; eliminating the sales tax exemption on clothing priced under $110 and replacing it with time-limited exemption periods on clothing priced under $500; broadening the State’s sales tax base to cover certain services (i.e., cable/satellite television, entertainment-related and transportation-related activities); reforming the existing Empire Zone program to link benefits to performance; expanding the “bottle bill” to cover additional types of containers and directing unclaimed deposits to the EPF, which would allow real estate transfer tax revenues currently deposited into EPF to flow to the General Fund; limiting certain types of itemized deductions by high-income taxpayers, but maintaining the exemption for charitable contributions; and permitting the sale of wine in grocery stores.

Non-Recurring Resources

The Executive Budget relies on $1.1 billion in non-recurring resources in 2009-10. Non-recurring resources total less than the annual growth in savings from recurring actions from 2009-10 to 2010-11, which increase in value by over $2 billion. The practical effect is that non-recurring actions have no adverse impact on the 2010-11 gap because they are more than offset by the growth in savings. In fact, if the entire 2009-10 Executive Budget gap-closing plan consisted of recurring actions that did not grow in value (i.e., $13.7 billion), the current-services gap remaining in 2010-11 would total approximately $3.4 billon, instead of the $1.8 billion projected. The largest non-recurring actions consist of delaying, by two years, an extra Medicaid cycle that would otherwise occur at the end of 2009-10, increasing the business tax prepayment to 40 percent, transferring available resources from the Battery Park City Authority to the State and New York City, transferring of assets from NYPA, and bond-financing certain capital costs. In 2010-11, the Updated Financial Plan assumes a one-time franchise payment from a VLT operator that would be selected for the Belmont VLT facility that is proposed with the 2009-10 Executive Budget. DOB projects that non-recurring revenue actions will result in an increase of $1.1 billion in 2009-10 and $361 million in 2010-11, and a decrease of $434 million in 2011-12 and $34 million in 2012-13.

The Updated Financial Plan assumes that $145 million in existing reserves will be applied to finance labor settlements in 2009-10 with unions that have not yet reached agreements (assuming settlements are reached).

2009-10 DISBURSEMENTS FORECAST

General Fund spending, including transfers to other funds, is projected to total $55.3 billion in 2009-10, the same as for 2008-09. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $79.8 billion in 2009-10. All Funds spending, which includes capital spending and Federal aid in addition to State Operating Funds, is projected to total $121.1 billion in 2009-10, a decrease of $2.8 billion from 2008-09. The Financial Plan projections assume that the 2009-10 Executive Budget is enacted in its entirety.

The major sources of annual spending change between 2008-09 and 2009-10 (after Executive Budget recommendations) are summarized in the following table.

Spending Restraint

The fallout from the global financial crisis has caused a dramatic decline in projected State receipts, driving the extraordinary increases in the State’s budget gaps over the past two quarters. However, the sustained growth in spending commitments during the last economic recovery has also contributed substantially to the State’s long-term structural deficit. Since 2004, nearly all of the State’s major aid programs and activities, including school aid, health care, and STAR, have grown faster than personal income and inflation. Left unaddressed, State spending in the General Fund next fiscal year would grow in the range of 12 percent, far greater than the rate of inflation (projected at 0.5 percent in 2009-10) and more than twice the 5.3 percent long-term growth rate for State personal income. Growth rates in this range are not sustainable, based on either historical receipts patterns or current projections, especially in light of the extraordinary uncertainties in the economic outlook. It is important to note, however, that the high level and wide impact of proposed spending actions is a direct (and, in DOB’s view, necessary) response to the severity of the budget gaps. It is expected that once the immediate fiscal demands have been resolved and the long-term operating outlook improves, the State may again be in a position to increase funding for high-priority programs, albeit at more sustainable levels.

Accordingly, the Executive Budget gap-closing plan for 2009-10 focuses foremost on actions that substantially reduce the growth in State spending on a recurring basis. Actions to restrain spending account for approximately two-thirds of the gap-closing plan and will affect most activities funded by the State. DOB projects that recurring spending actions in the General Fund will result in an aggregate spending reduction $9.2 billion in 2009-10, $11.2 billion in 2010-11, $11.4 billion in 2011-12 and $11.1 billion in 2012-13.

The most significant actions recommended in the Executive Budget that reduce General Fund spending from the current services forecast include the following:

  Medicaid/HCRA ($2.6 billion) through cost-containment measures, including rate reductions, restructuring the base on which rates are calculated, re-establishing certain industry assessments, and financing a greater share of Medicaid spending through HCRA. In addition, the Executive Budget recommends savings actions to fully eliminate the HCRA operating deficit;

  School Aid ($1.9 billion on a State fiscal year basis) by maintaining selected aids at 2008-09 school year levels, extending the phase-in of Foundation Aid and the UPK program, instituting a Deficit Reduction Assessment, and authorizing certain changes to the lottery program that would increase projected resources available to education;

  STAR ($1.7 billion) by eliminating the Middle-class STAR program, reducing the PIT credit for New York City taxpayers, and adjusting the “hold harmless” floor;

  Local government aid ($432 million) by eliminating AIM payments to New York City, holding aid flat for other municipalities, reducing VLT aid, and other measures;

  Mental hygiene ($423 million) by eliminating a cost-of-living increase for providers, instituting programmatic reforms to: align reimbursement with actual costs; to close, consolidate, and restructure facility operations which reduce the planned workforce by 865 positions; to maximize available Federal aid; and other measures;

  Human Services ($385 million) by reducing the State supplement for SSI recipients living in community settings, increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services COLA, discontinuing reimbursement for non-mandated, community-based preventive services funding, creating a block grant for youth programs funding, closing or downsizing underutilized facilities, and other measures;

  Higher education ($338 million) by tuition increases at public universities approved by the SUNY and CUNY Boards of Trustees, reducing aid to community colleges, and other measures;

  Other Education Aid ($246 million) by requiring school districts to assume a share of financial responsibility for pre-school special education ($143 million); eliminating certain attendance requirements at non-public schools; reducing library aid; and other measures;

  Public Safety ($191 million) by closing four prison camps and various annexes in correctional facilities; delaying expansion of mental health programs under the SHU
  Exclusion bill; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

  Transportation ($177 million) by reducing the subsidies to the DHBTF (which is made possible by an increase in certain fees) and transit systems, and lowering spending on DOT operations consistent with overall reduction in planned capital activities;

  Economic development, regulatory activities, and gaming ($112 million) by eliminating duplicative services and achieving staffing efficiencies through consolidations of existing agencies, reducing funding for the Centers for Advanced Technology program and “I
  Love New York” tourism marketing program, and financing, through industry assessments, assistance for small businesses in paying for the costs of Timothy’s Law (mental health) coverage;

  Health and aging ($106 million) by discontinuing reimbursement for optional services in the General Public Health Works program, financing a portion of EI costs through insurance industry assessments, eliminating a planned Human Services COLA in 2009- 10, and other targeted reductions; and

  Member item funding ($196 million) by eliminating all planned deposits into the fund that finances discretionary payments.

The Executive Budget also recommends a number of actions to reduce the costs of the State government workforce through wage, health benefit, and pension changes. To achieve immediate savings, the Executive Budget recommends elimination of the general salary increases scheduled in 2009-10 and the deferral of five days of salary in 2009-10 that would be payable upon separation from State service, or when fiscal conditions permit. It also advances proposals that would require current and retired employees to contribute toward Medicare Part B premiums and would adjust the State’s contribution for future retirees’ health insurance on a sliding scale basis that takes years of service into account. To reduce the State’s long-term pension costs, the Budget proposes the creation of a new tier of pension benefits (“Tier 5”). This proposal includes, among other changes, raising the minimum retirement age from 55 to 62 and requiring all newly hired employees to contribute 3 percent annually to the pension system during all years of service. The Executive Branch workforce is expected to total 196,292 FTEs in 2009-10, a reduction of approximately 3,100 from the estimated total for 2008-09. The decline mainly reflects the impact of recommended closures of certain State correctional and youth facilities, agency consolidations, and the continuation of the statewide hiring freeze.

The Executive Budget proposes financing a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11. By converting from debt financing, the State will increase capacity under its statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Executive Budget includes new initiatives in 2009-10, the costs of which are counted against the savings actions presented in the Updated Financial Plan. The most significant include additional funding for HEAL-NY and other health priorities; quality incentive pools for nursing homes and home care agencies; an increase in the basic public assistance grant of 10 percent annually over the next three years; and a new grant and loan program to be funded with savings from reforms to the existing Empire Zone program.

ECONOMIC OUTLOOK

National Economy — Since the end of October 2008, evidence has mounted that the U.S. recession that began in December 2007 has deepened and the advance toward global recession has accelerated. The deleveraging process in the housing and credit markets has destroyed trillions of dollars of wealth, resulting in what may become the most severe economic contraction since the early 1980s and possibly the Great Depression. In spite of a massive government effort to restore the domestic banking system, and similar efforts around the world, the global economy’s downward momentum continues unabated.

Real U.S. Gross Domestic Product (“GDP”) is projected to decline for four consecutive quarters starting with the third quarter of calendar year 2008. For estimating purposes, it is assumed that a stimulus package will be approved at the Federal level at $800 billion for two years. DOB projects the U.S. economy to contract by 1.4 percent in 2009, following growth of 1.2 percent in 2008.

The housing market has still failed to find a bottom, with housing starts falling to unprecedented post-war lows and home prices continuing to fall. Declining employment and wealth, combined with unfavorable credit market conditions, continue to put downward pressure on household spending. On the positive side, the recent decline in energy prices has increased the purchasing power of household incomes, while at the same time reducing inflation expectations and increasing the Federal Reserve’s policy options. However, this favorable trend is expected only to cushion the impact of a falling labor market and a slow-recovering financial system. Consequently, real consumption is projected to decline.

With the accelerated loss of jobs projected for 2009, wage growth is also expected to fall. DOB projects that wages will actually fall in both the fourth quarter of 2008 and the first quarter of 2009, owing in part to weak bonus performance anticipated nationwide for these quarters. The substantial decline in wage growth is expected to reduce personal income growth from 3.8 percent in 2008 to 1.8 percent in 2009. DOB projects inflation as measured by growth in the Consumer Price Index of 0.1 percent for 2009, following 3.9 percent for 2008.

New York State Economy — With the financial markets at the center of the economic downturn, the New York State economy stands to be hit hard by the current recession. Financial industry consolidation is likely to have grave implications for financial sector employment, particularly in New York City. Layoffs from the State's financial services sector are now expected to total approximately 60,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses are approximately double those that occurred in the wake of September 11th.

But the current downturn in the State economy is expected to extend far beyond Wall Street. A broad-based State recession is now projected to result in private sector job losses of about 180,000, with declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in auto-related industries. The State's real estate market will continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and completed construction coming online. In addition, a weak global economy and strong dollar are expected to negatively affect the State’s export-related and tourism industries. State employment is now expected to fall 1.9 percent for 2009, with private sector jobs projected to fall 2.2 percent, following growth of 0.3 percent for both total and private employment for 2008. DOB projects a decline in total State wages of 4.1 percent for 2009, largely driven by a decline of 48 percent in bonus payments of the finance and insurance industry, following an estimated increase of 1.1 percent for 2008. Declines in both the wage and non-wage components of income will result in a decline in total personal income of 1.6 percent for 2009, following 2.3 percent growth for 2008.

2008-09 FINANCIAL PLAN RESERVES

In January 2007, the State created a new State Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. In addition, the existing Tax Stabilization Reserve has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits.

At the start of the 2008-09 fiscal year, the State projected that General Fund reserves would total $2.0 billion at the end of 2008-09 with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $804 million designated for subsequent use.

The projected $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

The projected designated reserves consisted of $445 million set aside for potential labor settlements (after the use of $620 million for existing settlements in 2008-09) and $237 million in the Community Projects Fund to finance existing “member item” initiatives, and $122 million set aside for the debt management purposes.

As of January 28, 2009, DOB estimates the State will end 2008-09 with a General Fund balance of $1.5 billion, consisting of $1.2 billion in undesignated reserves and $287 million in designated reserves. The projected closing balance is $94 million lower than the balance projected at the time of the Second Quarterly Update to the AIS. This is due to the expected use of the Debt Reduction Reserve for debt service costs and elimination of a planned deposit to the Community Projects Fund.

Aside from the amounts noted above, the 2008-09 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

2008-09 FINANCIAL PLAN RISKS

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. The most significant current risks include the following:

  Further deterioration to the U.S. and State economies (see “ECONOMIC OUTLOOK”);

  Proposed Federal rule changes concerning Medicaid payments;

  Further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare. Most recently, Medicaid caseload — which declined from 2005-06 through 2007- 08 — has now begun to increase and program spending may climb;

  The potential cost of collective bargaining agreements and salary increases for judges (and possibly other elected officials) in 2008-09 and beyond. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added General Fund costs of approximately $340 million in 2009-10 (assuming a retroactive component for fiscal year 2007-08 and 2008-09; and an elimination of the 2009-10 salary increase). DOB has included a reserve to finance the costs of a pattern settlement for all unions. There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges (see also “LABOR CONTRACTS”);

  Potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program and various other reimbursement methodologies (see “SCHOOL SUPPORTIVE HEALTH SERVICES AUDITS”);

  Proposed Federal rule changes concerning Medicaid payments (see “PROPOSED FEDERAL RULE ON MEDICAID FUNDING”); and

  Litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the budget.

The Updated Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the closing of the final sale of development rights for a video lottery terminal (“VLT”) facility at the Aqueduct Racetrack by the close of the 2008-09 fiscal year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of other proceeds to the State that are expected to finance health care costs; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the 2008-09 year.

The State is a defendant in a number of legal proceedings in which potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2008-09 fiscal year or thereafter. Currently, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold noted above.

Litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the Medicaid reimbursement methodology for nursing homes.

LABOR CONTRACTS

The State has reached labor settlements with several labor unions, the Civil Service Employees Association, the Public Employees Federation, the United University Professions, District Council 37, and the Police Benevolent Association, and has extended comparable changes in the pay and benefits to “management/confidential” employees. Under terms of these four-year contracts, which run from April 2, 2008 through April 1, 2012 (July 2, 2008 through July 1, 2012 for UUP), employees will receive pay increases of 3 percent annually in 2008-09, 2009-10, and 2010-11 and 4 percent in 2011-12. The Executive Budget savings proposals include eliminating the 2009-10 general salary increases.

Other unions representing uniformed officers (i.e., New York State Correction Officers, BCI) graduate students (Graduate State Employee Union) and supervisory security/park police (Council 82) have not reached settlements with the State at this time. DOB estimates that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $340 million in 2009-10 (assuming a retroactive component for fiscal year 2007-08 and 2008-09; and an elimination of the 2009-10 salary increase), and approximately $220 million in both 2010-11 and 2011-12. The earliest any costs for these contracts would likely be paid is in 2009-10. The Executive Budget recommendations would, if enacted in their entirety, provide savings sufficient to finance pattern settlements.

SCHOOL SUPPORTIVE HEALTH SERVICES AUDITS

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

PROPOSED FEDERAL RULE ON MEDICAID FUNDING

On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation (“HHC”)) and programs operated by both the State OMRDD and the State OMH. The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that our imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension. Further, CMS has proposed to restrict Medicaid reimbursement for hospital outpatient and school based health services and restricts coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argues that the proposed regulation regarding outpatient services is in direct violation of the current moratorium.

On all rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent. As a result, Congress passed a moratorium barring the implementation of these proposed rule changes (except for hospital outpatient reimbursement) set to expire April 1, 2009.

2007-08 FISCAL YEAR RESULTS

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (“GAAP”), showing revenues and expenditures.

Cash-Basis Results. The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

GAAP-Basis Results. The State Budget is required to be balanced on a cash basis, which is DOB’s primary focus in preparing and implementing the State Financial Plan. State Finance Law also requires the Financial Plan be presented for informational purposes on a Generally Accepted Accounting Principles (“GAAP”) basis, in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). Thus, the GAAP projections presented below are intended to supplement, for informational purposes, the cash-basis Financial Plan. The GAAP-basis plans model the accounting principles applied by the Office of the State Comptroller in preparation of the 2007-08 Financial Statements. The GAAP basis results for 2007-08 showed the State in a net positive asset condition of $47.7 billion.

Comparison of Actual GAAP-Basis Operating Results Surplus/(Deficit) (millions of dollars)

Fiscal Year Ended	General Fund	Special Revenue Funds	Debt Service Funds	Capital Projects Funds	All Governmental Funds	Accumulated General Fund Surplus/(Deficit)

March 31, 2008	1,567	(1,328)	(293)	(306)	(360)	3,951
March 31, 2007	202	(840)	92	501	(45)	2,384
March 31, 2006	1,636	3,142	(664)	(265)	3,849	2,182

Beginning with the fiscal year ended March 31, 2003, statements have been prepared in accordance with GASBS 34. GASBS 34 has significantly affected the accounting and financial reporting for all state and local governments. The financial reporting model redefined the financial reporting model by changing its focus to major funds, rather than fund types, requiring a new management discussion and analysis section (the “MD&A”), and containing new government-wide financial statements which includes all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A are issued in place of the general purpose financial statements. The new statements also report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

Summary of Net Assets (millions of dollars)

Fiscal Year Ended	Governmental Activities	Business-Type Activities	Total Primary Government

March 31, 2008	43,510	4,217	47,727
March 31, 2007	45,327	3,599	48,926
March 31, 2006	45,997	3,136	49,133

GASBS 45

The GAAP basis results for 2007-08 showed the State having total net assets of $47.7 billion after reflecting the impact of GASBS 45 “Accounting and Financial Reporting by Employers for Post-Retirement Benefits.”

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2008 at $49.9 billion ($41.4 billion for the State and $8.5 billion for SUNY), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. The actuarial accrued liability was calculated using a 4.155 percent annual discount rate. DOB expects the present value of the actuarial accrued total liability for benefits as of March 31, 2009 for the State, including SUNY, may increase by as much as $9 billion. If enacted, the benefit changes proposed with the Executive Budget would reduce this liability.

This liability was disclosed in the 2007-08 basic GAAP financial statements issued by the State Comptroller in July 2008. GASB rules indicate the liability may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go (“PAYGO”) costs is recognized in the financial statements. The 2007-08 liability totaled $3.8 billion ($3.1 billion for the State and $0.7 billion for SUNY) under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or roughly $2.7 billion ($2.1 billion for the State and $0.6 billion for SUNY) above the current PAYGO retiree costs. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASBS 45 reduced the State’s currently positive net asset condition at the end of 2007-08 by $2.7 billion.

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis. Anticipated increases in these costs are reflected in the State’s multi-year Financial Plan.

SPECIAL CONSIDERATIONS

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Updated Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Updated Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

State Cash-Flow Projections

DOB projects the General Fund for 2008-09 and 2009-10 will maintain sufficient monthly cash balances to meet statutorily obligated payments. The projections are based on the assumption that the Legislature will enact the Deficit Reduction Plan (“DRP”), as proposed, by February 1, 2009 (agreement was reached on February 3, 2009) and the Executive Budget for 2009-10 by March 1, 2009. The State's 2009-10 fiscal year will begin on April 1, 2009. The Executive Budget includes certain statutory changes intended to improve the State’s monthly operating margins, which are projected to fall below $750 million at month-end in June 2009, November 2009, and December 2009.

Bond Market Issues

One aspect of the credit crisis is that many municipal issuers either have been unable to issue bonds or, if market access exists, do so at much higher rates than existed before September 2008. If the State cannot sell bonds at the levels (or on the timetable) expected, it could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year. This is because the State finances much of its capital spending in the first instance through loans from the General Fund or the Short Term Investment Pool (“STIP”), which it then repays with proceeds from the sale of bonds. The State expects to complete several bond sales during the remainder of the current fiscal year. The State is executing a multi-step strategy to stage entries into the bond market in a way that addresses the most immediate and consequential fiscal issues first. At the same time, DOB has imposed stringent capital controls that are expected to marginally reduce the need to issue bonds in the coming months.

The State continues to adjust its variable-rate debt portfolio in response to widespread disruption in the municipal bond market. Since February 2008, the State has repositioned nearly $4 billion of variable-rate bonds, including $2.8 billion of auction rate securities and $1.2 billion of variable-rate demand bonds to mitigate risk and reduce debt service costs. The adjustments were accomplished using a combination of fixed rate bonds and better-performing variable rate bonds.

The State has terminated approximately $1.7 billion in interest-rate exchange agreements at a cost of approximately $76 million. The State has received $125 million in revenues from settlements negotiated by the State Attorney General in relation to auction rate securities.

Other Considerations

The Updated Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the closing of the final sale of development rights for a VLT facility at the Aqueduct Racetrack by the close of the current fiscal year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of other proceeds to the State that are expected to finance health care costs; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the current year.

There can be no assurance that (1) legislative or administrative actions will be sufficient to eliminate the current-year shortfall without the use of existing reserves, (2) receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and (3) the gaps projected for future years will not increase materially from the projections set forth herein.

FIVE YEAR CAPITAL PROGRAM AND FINANCING PLAN

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan with the Executive Budget and to update the Plan by 30 days after the enactment of the State Budget. The enacted 2008-09 through 2012-13 Capital Program and Financing Plan (the “Capital Plan”) was adopted on May 14, 2008.

Capital projects spending is projected to total $9.1 billion in 2008-09. This includes $7.1 billion in spending that appears in the State’s Financial Plan and $2.0 billion in “off-budget spending” that is financed directly from bond proceeds1. Capital spending in 2008-09 will be financed with State debt ($5.3 billion, 58 percent), Federal aid ($2 billion, 22 percent), and State cash resources ($1.8 billion, 20 percent).

The projected $9.1 billion in capital spending in 2008-09 represents a $1.4 billion (18 percent) increase over 2007-08. The increases are for transportation ($410 million), higher education ($343 million), economic development and government oversight ($275 million), and EXCEL capital grants for school construction ($195 million).

Capital spending over the next five years is expected to average approximately $9.5 billion annually, with the largest spending for transportation (47 percent), education/higher education (15 percent), economic development (11 percent), and the environment (6 percent).

The Enacted Capital Plan reflects new capital spending compared to earlier plans, including $385 million for a variety of economic development projects, $100 million to expand existing housing programs, $60 million for local highway and bridge projects, $10 million for the Cornell Grape Genomics Research Facility, $3.1 million for renovations to the Legislative Office Building hearing rooms, and a $5 million net increase to the Environmental Protection Fund (“EPF”).

STATE-SUPPORTED DEBT

As of March 31, 2008, the total amount of outstanding general obligation debt was $3.2 billion and the total amount of outstanding State-supported debt was approximately $44.5 billion. As set forth in the Capital Plan, State-related debt outstanding is projected to total $52.8 billion in 2008-09, an increase of $3.2 billion (6.5 percent) from 2007-08. Over the period of the Enacted Capital Plan, State-related debt outstanding is projected to increase from $49.6 billion in 2007-08 to $61.1 billion in 2012-13, or an average increase of 4.3 percent annually.

1 "Off-budget Capital Spending" reflects capital projects payments made by Authorities on behalf of the State directly from bond proceeds. This spending is pursuant to capital contracts held by the Authorities and is not captured by the State's Central Accounting System.

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds (“PIT”) by the Urban Development Corporation (UDC), the New York State Housing Finance Agency (“HFA”), the New York State Thruway Authority (Thruway Authority), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Environmental Facilities Corporation (“EFC”) (collectively, the “Authorized Issuers”).

The legislation provided that 25 percent of State PIT receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-08, State PIT bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers (Heal NY) Capital Grant Program. State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2008, approximately $10.8 billion of State PIT Revenue Bonds were outstanding. The 2008-09 Enacted Budget projects that $4.0 billion of State PIT Revenue Bonds will be issued in 2008-09.

The Debt Reform Act, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State supported debt outstanding began at 0.75 percent of personal income in 2000 01 and gradually increases until it is fully phased-in at 4 percent of personal income in 2010 11. Similarly, the cap on new State supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and gradually increases until it is fully phased in at 5 percent in 2013 14. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2008-09 fiscal year, both caps are set at 3.32 percent. On October 31, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts. DOB projects that debt outstanding and debt service costs for 2008-09 and the entire five-year forecast period through 2012-13 will also be within the statutory caps, although with declining debt capacity.

STATE-RELATED DEBT

The category of State-related debt includes the State supported debt described above, as well as contingent contractual-obligation financings, moral obligation financings and State guaranteed debt. As of March 31, 2008, the total amount of outstanding State-related debt was approximately $49.9 billion.

THE STATE AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2007, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $134 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

THE CITY OF NEW YORK

The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

The staffs of the New York State Financial Control Board (“FCB”), the Office of the State Deputy Comptroller for The City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”), issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2008-09 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority (“ECFSA”). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County’s sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the County after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA and ECFSA significant authority over the financial operations of the county including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Portfolio’s complete portfolio holdings will be published on the Monthly Portfolio Holdings section of TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s month-end top ten holdings, generally also with a 30-day lag time. The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research and other execution services to the Company and the Investment Manager, and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Portfolios, the TDAM Institutional Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Short-Term Investment Fund and the TDAM Short-Term Bond Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director††

Independent
Directors

RICHARD W.	Director	Since	President of The Kevin Scott	11	None.
DALRYMPLE		12/12/95	Dalrymple Foundation since
February 2007; Chairman
c/o TDAM			of CheckSpring Community
USA Inc.			Corporation from 2004 through
31 West 52nd			June 2007; Chief Executive
Street			Officer of American Red Cross
New York, NY			(Nassau County Chapter) from
10019			June 2003 through 2004; Chief
Operating Officer of National
Age: 65			Center for Disability Services in
2002; President of Teamwork
Management, Inc. from 1996
through 2001; Trustee of The
Shannon McCormack Foundation
since 1988, The Kevin Scott
Dalrymple Foundation since
1993; Director of Dime Bancorp,
Inc. from 1990 through January
2002; Director of the Council of
Independent Colleges since
2000.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director††

PETER B.M.	Director	Since	Retired.	11	Director of
EBY		6/6/02			Leon’s Furniture
Limited since
c/o TDAM					May 1977;
USA Inc.					Director of Sixty-
31 West 52nd					Split Corp. since
Street					March 2001;
New York, NY					Director of
10019					George Weston
Limited since
May 2000; and
Age: 71					Director of RSplit
II Corp. since
April 2004.

LAWRENCE J.	Director	Since	Vice Chairman of the Board	11	None.
TOAL		12/12/95	of Trustees of New York City
Big Brothers/Big Sisters since
c/o TDAM			2000; Chairman of the Board
USA Inc.			of Trustees of the Healthcare
31 West 52nd			Chaplaincy since 1990;
Street			President and Chief Executive
New York, NY			Officer of Dime Bancorp, Inc.
10019			from July 2000 through
February 2002; Chairman,
Age: 71			President and Chief Executive
Officer of Dime Bancorp, Inc.
from January 1997 through
June 2000; and Chief
Executive Officer of The Dime
Savings Bank of New York,
FSB from January 1997
through February 2002.

JAMES E. KELLY	Director	Since	Consultant and attorney to	11	None.
c/o TDAM USA		12/18/08	Fenwick Capital, LLC since
Inc.			November 2007; teacher at
31 West 52nd			Empire State College since
Street			March 2008; Chief Financial
New York, NY			Officer at Brooklyn Academy
10019			of Music, Inc. from
September 2007 to December
Age: 57			2007; Consultant to the
Health Care Chaplaincy from
February 2003 to June 2006;
and banking attorney in
private practice and for Dime
Bancorp, Inc. from January
1998 through 2005.

DONALD J. HERREMA	Director	Since	Senior Advisor of Stone Point	11	None.
		3/30/09	Capital since 2008; Managing
c/o TDAM USA Inc.			Director of Morgan Stanley, Head
31 W. 52nd			of Private Wealth Management
Street			(Americas) for Morgan Stanley,
New York, NY			Chairman of Morgan Stanley Trust
10019			and Member of Global Wealth
Management for the Executive
Age: 56			Committee for Morgan Stanley
2006 through 2008; Chairman,
CEO and Director of Loring Ward
International, LTD. from 2005 through
2006; Founder of BlackSterling
Partners, LLC in 2004; CEO of Atlantic
Trust, Private Wealth Management
of INVESTCO, PLC from 2001
through 2004; Chief Executive
Officer of Bessemer Trust from 1993
through 2000; President of Wells
Fargo Securities and Head of the
Mutual Funds Division from 1981
through 1993; Trustee of Christ
Church (NYC) since 1999; Trustee
of Whittier College since 1995.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director††

Interested
Director

GEORGE F.	Chairman	Since	Managerial and Financial	11	None.
STAUDTER†††	and Director	12/12/95	Consultant, rendering
investment management, tax
c/o TDAM			and estate planning services
USA Inc.			to individual clients, and
31 West 52nd			strategic planning advice to
Street			corporate clients, since 1989.
New York, NY
10019

Age: 77

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers Who Are
Not Directors

MARK BELL	President and	Since	Since 2004, Managing Director,
	Chief	9/22/08	Relationship Management of TD Asset
c/o TDAM	Executive		Management; from 2002 to 2004 Managing
USA Inc.	Officer		Director, Portfolio Management of TDAM.
31 West 52nd Street
New York, NY 10019

Age: 39

MAYA GITTENS	Chief Legal	Since	Since April 2007, Secretary of the
	Officer and Anti-	9/22/08	Investment Manager; since October
c/o TDAM	Money		2006, Vice President and Director of
USA Inc.	Laundering		the Investment Manager; from June
31 West 52nd Street	Officer		2006 through October 2007, attorney,
New York, NY 10019			United States Securities and Exchange
Commission.
Age: 39

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served	Principal Occupation(s) During Past 5 Years

ERIC	Treasurer and	Since	Since November 2004, Fund Accounting
KLEINSCHMIDT	Chief	9/22/08	Director of SEI Investments; from July
	Financial		1999 to November 2004, Fund Accounting
c/o SEI Investments	Officer		Manager of SEI Investments.
One Freedom Valley
Drive
Oaks, PA 19456

Age: 40

MARC ALMES	Assistant	Since	Since January 1999, Fund Accounting
	Treasurer	9/22/08	Manager at SEI Investments; from 1996
c/o SEI Investments			to 1998 Fund Accounting Supervisor at
One Freedom Valley Drive			SEI Investments.
Oaks, PA 19456

Age: 37

JACK P. HUNTINGTON	Secretary	Since	Since September 2008, Vice President
		2/27/09	of Regulatory Administration, Citi Fund
c/o Citi Fund Services			Services Ohio, Inc.; from October 2004
Ohio, Inc.			through September 2008, Senior Counsel,
100 Summer Street,			MetLife, Inc.
Suite 1500
Boston, MA 02110

Age: 38

MICHELE R.	Chief Compliance	Since	Since January 2006, Managing
TEICHNER	Officer, Vice	6/11/04 and	Director; Senior Vice President of
	President and	11/2/99	Investment Manager from August 1996
c/o TDAM	Assistant		to December 2005 and TD Waterhouse
USA Inc.	Secretary		Investor Services, Inc. from June 1997
31 West 52nd Street			to December 2005.
New York, NY 10019

Age: 49

†	The table shows the time period for which each individual has served as Director and/or Officer. There is no set term of office for Directors and Officers.
††

In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2008.

†††	Mr. Staudter is considered an “interested person” of the Company because he owns shares of Toronto-Dominion Bank stock.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2008.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2008.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. This Committee will not normally consider nominees recommended by shareholders. The Nominating Committee met one time during the fiscal year ended October 31, 2008.

Ownership of Shares by Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2008 are set forth below.

Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Director in Fund Complex

Dollar Range of Equity Securities in each Portfolio
Name of Director

Independent Directors
Richard W. Dalrymple	none	none
Peter B. M. Eby	none	none
Lawrence J. Toal	none	none
James E. Kelly	New York Portfolio — Investor Class:	$1 - $10,000
$1 - $10,000
Donald J. Herrema*	N/A	N/A

Interested Director
George F. Staudter	Money Market Portfolio — Investor Class:	over $100,000
$50,001-$100,000
Money Market Portfolio — Premium Class:
over $100,000
Municipal Portfolio — Investor Class:
over $100,000

*Donald J. Herrema was elected to the Board on March 30, 2009.

On January 31, 2009, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2008.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Richard W. Dalrymple	N/A	N/A	N/A	$0	N/A
Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A
James E. Kelly	N/A	N/A	N/A	$0	N/A
Donald J. Herrema	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, Citi Fund Services Ohio, Inc., SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2008, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members (1)

Independent Directors
Richard W. Dalrymple	$64,500	$0	$0	$64,500
Peter B. M. Eby	$69,250	$0	$0	$69,250
Lawrence J. Toal	$67,875	$0	$0	$67,875
James E. Kelly(2)	$0	$0	$0	$0
Donald J. Herrema(3)	$0	$0	$0	$0
Interested Director
George F. Staudter (4)	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

(2)	Mr. Kelly was elected to the Board on December 18, 2008.

(3)	Mr. Herrema was elected to the Board on March 30, 2009.

(4)	Mr. Staudter is an Interested Director who is paid by the Investment Manager.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Financial Group”). As of October 31, 2008, the TD Bank Financial Group had over $151 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2008, had total assets under management of approximately $27 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors’ approval of the Investment Management Agreement is available in the Funds’ semi-annual shareholder report for the fiscal period ended April 30, 2008.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Portfolio over $2 billion. Prior to February 1, 2006, the Investment Manager received for its services to the Portfolios an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses in an effort to maintain certain net yields for the Portfolio. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio
Year ended October 31, 2008	$16,305,336	$0
Year ended October 31, 2007	$9,570,968	$0
Year ended October 31, 2006	$11,014,711	$519,422

U.S. Government Portfolio
Year ended October 31, 2008	$3,279,480	$0
Year ended October 31, 2007	$1,836,782	$0
Year ended October 31, 2006	$2,494,353	$141,839

Municipal Portfolio
Year ended October 31, 2008	$913,626	$0
Year ended October 31, 2007	$767,587	$0
Year ended October 31, 2006	$1,198,839	$84,603

California Portfolio
Year ended October 31, 2008	$389,497	$0
Year ended October 31, 2007	$308,852	$0
Year ended October 31, 2006	$496,941	$68,277

	Fee Paid	Fee Waived
New York Portfolio
Year ended October 31, 2008	$218,411	$0
Year ended October 31, 2007	$150,307	$0
Year ended October 31, 2006	$242,539	$37,698

Administration

Pursuant to an Administration Agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation. Prior to February 1, 2006, the Administrator received for its services to the Portfolios an annual fee, accrued daily and payable monthly, of 0.10% of average daily net assets of each Portfolio.

The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$1,652,315	$155,246

U.S. Government Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$377,411	$40,914

Municipal Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$182,552	$24,173

California Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$74,635	$19,508

	Fee Paid	Fee Waived
New York Portfolio
Year ended October 31, 2008	$0	$0
Year ended October 31, 2007	$0	$0
Year ended October 31, 2006	$38,342	$10,772

The Administrator has entered into a Sub-administration Agreement with Citi Fund Services Ohio, Inc.(“Citi”), 3435 Stelzer Road, Columbus OH, 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company. Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the 12b-1 Plan does not provide for the payment of fees to the Distributor for these services, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Independent Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Directors have adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits Class A of each of the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Portfolios have entered into a Rule 12b-1 Agreement with TD AMERITRADE, Inc. (“TD AMERITRADE”), an affiliate of the Investment Manager, pursuant to which Class A of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.33% of its annual average daily net assets. TD AMERITRADE is an affiliate of the Investment Manager.

The 12b-1 Plan also provides that TDAM and TD AMERITRADE Clearing, Inc. (“TD Clearing” or the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board of Directors will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees with respect to a Class of a Portfolio without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (ii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Class of a Portfolio by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of such Class.

For the fiscal year ended October 31, 2008, the Portfolios paid the following amounts pursuant to the 12b-1 Plan:

Fee Paid

Money Market Portfolio — Class A
Year ended October 31, 2008	$34,160,137
Money Market Portfolio — Select Class
Year ended October 31, 2008	$8,982,630
U.S. Government Portfolio — Class A
Year ended October 31, 2008	$8,103,677
Municipal Portfolio — Class A
Year ended October 31, 2008	$1,212,068
California Portfolio — Class A
Year ended October 31, 2008	$575,052
New York Portfolio — Class A
Year ended October 31, 2008	$386,855
Shareholder Servicing

The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to each Class of each Portfolio pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to each respective Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of the respective Class. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to a Class by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD AMERITRADE (the “TD AMERITRADE Agreement”), TD AMERITRADE has agreed to provide shareholder services to each Portfolio and Class pursuant to the Servicing Plan. The Company may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD AMERITRADE Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD AMERITRADE Agreement. The TD AMERITRADE Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD AMERITRADE Agreement. Each Portfolio or TD AMERITRADE may terminate the TD AMERITRADE Agreement on 15 days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD AMERITRADE Agreement may terminate the TD AMERITRADE Agreement any time without penalty. The TD AMERITRADE Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD AMERITRADE Agreement, along with the amount of these fees that were waived, if any. The data is for the past two fiscal years. (1)

	Fee Paid	Fee Waived
Money Market Portfolio — Class A
Year ended October 31, 2008	$16,113,248	$0
Year ended October 31, 2007	$592,537	$0

Money Market Portfolio — Select Class
Year ended October 31, 2008	$1,360,989	$0
Year ended October 31, 2007	$40,631	$0

U.S. Government Portfolio — Class A
Year ended October 31, 2008	$3,822,483	$0
Year ended October 31, 2007	$184,020	$0

Municipal Portfolio — Class A
Year ended October 31, 2008	$571,729	$0
Year ended October 31, 2007	$29,437	$0

California Portfolio — Class A
Year ended October 31, 2008	$271,251	$0
Year ended October 31, 2007	$9,665	$0

New York Portfolio — Class A
Year ended October 31, 2008	$182,479	$0
Year ended October 31, 2007	$2,926	$0

(1) Class A of each Portfolio, other than the California Portfolio, commenced operations in May 2007. Class A of the California Portfolio commenced operations in June 2007. The Select Class of the Money Market Portfolio commenced operations in July 2007.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

TDAM, Toronto-Dominion, TD AMERITRADE, TD Clearing and TD AMERITRADE Holding Corporation entered into a Services Agreement, pursuant to which TD AMERITRADE agreed to perform certain shareholder support and marketing services for the Portfolios, and TD Clearing agreed to provide transfer agency services, in each case in respect of TD AMERITRADE clients. The Portfolios pay TD AMERITRADE through its clearing affiliate TD Clearing for its marketing support services under the Rule 12b-1 distribution plan. The Portfolios separately pay TD AMERITRADE under the shareholder servicing plan for shareholder support services, and TD Clearing for its transfer agency services. In addition, TDAM or an affiliate may from time to time pay additional amounts to TD AMERITRADE as compensation for its distribution activities in respect of the Portfolios.

Transfer Agent and Custodian

TD Clearing, 100 North Ameritrade Place, Bellevue, NE 68005, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent (the “Transfer Agent”) for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of Class A of each Portfolio and 0.10% of the average daily net assets of the Select Class of the Money Market Portfolio.

The Transfer Agent is permitted, with prior written consent of the Company or a Portfolio, to delegate some or all of its obligations under the Transfer Agency Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Portfolio. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with this Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.

Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two- thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes - whether management bundling the proposal with other changes that are negative; (b) method of distribution - whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate information which the company must disclose or considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures ( i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. Where TDAM believes that adopting the proposal will materially improve the Investment Manager’s risk/return profile of the company (net of the direct and indirect costs of adopting the proposal), the Investment Manager will generally vote in favour of it.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to provide voting recommendations and to vote routine proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS identifies a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio or Class are charged to that Portfolio or Class.

Codes of Ethics

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order or payment are received by a Portfolio.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio’s NAV at $1.00 per share.

Dividends paid by a Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals and other non-corporate shareholders for taxable years beginning on or before December 31, 2010), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders for taxable years beginning on or before December 31, 2010 and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues — Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Portfolio, California Portfolio or New York Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of these Portfolios and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Portfolio, California Portfolio or New York Portfolio that represents income derived from certain revenue or private activity bonds held by such Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Portfolio, California Portfolio or New York Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 or 2010 is not an item of tax preference for purposes of the AMT, and interest on tax-exempt bonds issued in 2009 and 2010 is not included in corporate adjusted current earnings. In addition, the receipt of dividends and distributions from such Portfolios may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

California Income Tax Issues — California Portfolio. As long as the California Portfolio continues to qualify as a regulated investment company under the Code, it will incur no California income or franchise tax liability on income and capital gains distributed to its shareholders.

California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For the Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes.

California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference.

Dividends and distributions from the Portfolio are not exempt from California state corporate income or franchise taxes.

New York Income Tax Issues — New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2008, the Municipal Portfolio had capital loss carryforwards of $33,063. As of October 31, 2008, the California Municipal Portfolio had capital loss carryforwards of $7,176. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolios’ capital loss carryforwards will expire between October 31, 2013 and October 31, 2016.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, for taxable years beginning before January 1, 2010, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Portfolio to a foreign shareholder and designated as such by the Portfolio would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio’s net short-term capital gains over net long-term capital losses. The Portfolios intend to make such designations. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by financial intermediaries that have entered into selling agreements with the Distributor.

Each of the Classes does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by the Financial Intermediary through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by your Financial Intermediary with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio’s portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Portfolio or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio or Class. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio, and shareholders of a Class will have the exclusive right to vote on any 12b-1 Plan related only to that Class. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001: 29 billion shares of the Money Market Portfolio with 12 billion shares designated to the Investor Class, 2 billion shares designated to the Premium Class, 10 billion shares designated to Class A, and 5 billion shares designated to the Select Class; 14 billion shares of the U.S. Government Portfolio with 8 billion shares designated to the Investor Class and 6 billion shares designated to Class A; 10 billion shares of the Municipal Portfolio with 5 billion shares designated to each of the Investor Class and Class A; 8 billion shares of the California Portfolio with 6 billion shares designated to the Investor Class and 2 billion shares Class A; and 4 billion shares of the New York Portfolio with 2 billion shares designated to each of the Investor Class and Class A. Each share of an investment Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Portfolio’s/Class’s outstanding shares as of January 31, 2009.

Portfolio/Class	Shares	% of Class
Municipal Portfolio
– Class A
William Smith	$29,818,293	6.92%
4325 E. 51st Street
Tulsa, OK 74135

New York Municipal Money Market Portfolio
– Investor Class
Susan Rosenberg	6,941,846	5.57%
P.O. Box 11046
Albany, NY 12211

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S, MOODY’S INVESTORS SERVICE, FITCH, AND DBRS RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

When Fitch assigns ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated F-1, F-2 or F-3.

DBRS fundamentally defines its credit ratings as forward-looking measures that assess an issuer’s ability and willingness to make timely payments of principal and interest. Any credit rating is never static, as the economic and competitive environment in which many companies operate is constantly changing. DBRS ratings for cyclical companies address credit risk through the cycle and do not contemplate rating changes as business cycles move, unless these moves result in a fundamental weakening of the credit. As such, DBRS accounts for risk through the business cycle by allowing a degree of variability in relative creditworthiness within each rating category. This allows credit quality to fluctuate within the bounds of the rating, without requiring an upgrade or downgrade. Credit ratings are not buy, hold, or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations. Furthermore, DBRS and its analysts have no involvement in the pricing or trading of rated securities. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated R-1, R-2, R-3, R-4 or R-5.

MUNICIPAL NOTES

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

FITCH BOND RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

DBRS BOND RATINGS

AAA. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.